WESTCORE TRUST

Westcore Growth Fund

Westcore MIDCO Growth Fund

Westcore Select Fund

Westcore Blue Chip Fund

Westcore Mid-Cap Value Fund

Westcore Small-Cap Opportunity Fund

Westcore Small-Cap Value Fund

Westcore Micro-Cap Opportunity Fund

Westcore International Small-Cap Fund

Westcore Flexible Income Fund

Westcore Plus Bond Fund

Westcore Colorado Tax-Exempt Fund

Retail and Institutional Class

SUPPLEMENT DATED FEBRUARY 1, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED APRIL 30, 2011

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information dated April 30, 2011.

Institutional Shareholder Services, (“ISS”) has made certain changes to its domestic and global policies for the year 2012, effective for meetings held on or after February 1, 2012. As such, Appendix B of the Statement of Additional Information should be deleted in its entirety and replaced with the following pages:

Appendix B

Summary of Denver Investments’ Proxy Voting Policy

Denver Investments, relies on a third-party vendor, Institutional Shareholder Services (“ISS”), to research, vote and record all proxy ballots for the security positions we maintain on clients’ behalf and for which we have voting authority.  Annually, we fully review ISS’ independence and its Proxy Voting Guidelines.  We follow ISS’ General Guidelines on most issues for shareholder vote. However, ISS does offer more customized proxy voting policies, such as Taft-Hartley and Public Fund Advisory which may be selected by clients for an additional fee. Major subcategories within ISS’ guidelines are:

   1)   Operational Items

   2)   Board of Directors

   3)   Proxy Contests

   4)   Anti-takeover Defenses and Voting Related Issues

   5)   Mergers and Corporate Restructurings

   6)   State of Incorporation

   7)   Capital Structure

   8)   Executive and Director Compensation

   9)   Corporate Social Responsibility (CSR) Issues

10)    Mutual Fund Proxies

11)    Global Proxy Voting Matters

ISS’ Proxy Voting Guidelines may be updated from time to time.

In the rare instance when a portfolio manager or analyst believes that an ISS recommendation would be to the detriment of the firm’s investment clients, we can and will override ISS’ recommendation through a manual vote. If more than one investment team or Wealth Management portfolio manager holds the security, the decision to override should be authorized by a member of each investment team or the Wealth Management portfolio manager. The final authorization to override an ISS recommendation must be approved by the CCO or a member of Denver Investments’ Management Committee other than the individual requesting the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Generally, for stocks traded on foreign exchanges, Denver Investments will exercise its voting authority.  However, if we believe that by voting, a client will incur excessive expense or that a lack of liquidity of a stock may be an issue, Denver Investments may not exercise its voting authority after considering all relevant factors.

For any matters subject to proxy vote for mutual funds in which Denver Investments is an affiliated party, Denver Investments will vote on behalf of clients invested in such mutual funds in accordance with ISS recommendations, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping. ISS provides the necessary reports for the Westcore Funds to prepare its Form N-PX annually.

Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

2012 U.S. Proxy Voting Concise Guidelines

December 20, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS.

www.issgovernance.com

2012 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2012 proxy voting guidelines can be found at http://www.issgovernance.com/files/2012USSummaryGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.     Board Accountability

2.     Board Responsiveness

3.     Director Independence

4.     Director Competence

1.   Board Accountability

Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE- BY-CASE) for the following:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-2-

Problematic Takeover Defenses:

Classified Board Structure:

1.1.    The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.    The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

  A classified board structure;

  A supermajority vote requirement;

  Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

  The inability of shareholders to call special meetings;

  The inability of shareholders to act by written consent;

  A dual-class capital structure; and/or

  A non–shareholder- approved poison pill.

Poison Pills:

1.3.    The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;

1.4.    The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.  Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5.    The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.    The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

  The issuer‘s rationale;

  The issuer's governance structure and practices; and

  The issuer's track record of accountability to shareholders.

__________________

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-3-

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.    The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.    The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.    There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.   Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.   There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.   The company maintains significant  problematic pay practices;

1.13.   The board exhibits a significant level of  poor communication and responsiveness to shareholders;

1.14.   The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.   The company fails to fulfill the terms of a  burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.   The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

  The company's response, including:

    Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

    Specific actions taken to address the issues that contributed to the low level of support;

    Other recent compensation actions taken by the company;

  Whether the issues raised are recurring or isolated;

  The company's ownership structure; and

  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.   Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18.   Failure to replace management as appropriate; or

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-4-

1.19.   Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.   Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY- CASE) if:

2.1.    The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.    The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.    The board failed to act on takeover offers where the majority of shares are tendered;

2.4.    At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.    The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6.     The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

  The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

  The company's ownership structure and vote results;

  ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and

  The previous year's support level on the company's say-on-pay proposal.

3.   Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.    The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.    The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.    The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.    Independent directors make up less than a majority of the directors.

4.   Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY- CASE) if:

4.1.    The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-5-

4.2.    Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:

  Medical issues/illness;

  Family emergencies; and

  Missing only one meeting.

These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.    Sit on more than six public company boards; or

4.4.    Are CEOs of public companies who sit on the boards of more than two public companies besides their own – withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;

  Management’s track record;

  Background to the proxy contest;

  Qualifications of director nominees (both slates);

  Strategic plan of dissident slate and quality of critique against management;

  Likelihood that the proposed goals and objectives can be achieved (both slates);

  Stock ownership positions.

Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best -practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:

  Company-specific factors; and

  Proposal-specific factors, including:

    The ownership thresholds proposed in the resolution (i.e., percentage and duration);

    The maximum proportion of directors that shareholders may nominate each year; and

    The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-6-

Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:

  Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

  Whether the company has the following good governance features:

    An annually elected board;

    A majority vote standard in uncontested director elections; and

    The absence of a poison pill, unless the pill was approved by shareholders.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder right s plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

  The value of the NOLs;

  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

  Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-7-

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;

  The consent threshold;

  The inclusion of exclusionary or prohibitive language;

  Investor ownership structure; and

  Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;

  A majority vote standard in uncontested director elections;

  No non-shareholder-approved pill; and

  An annually elected board.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:

    The company's use of authorized shares during the last three years

  The Current Request:

    Disclosure in the proxy statement of the specific purposes of the proposed increase;

    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

    The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-8-

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:

    The company's use of authorized preferred shares during the last three years;

  The Current Request:

    Disclosure in the proxy statement of the specific purposes for the proposed increase;

    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

  The company discloses a compelling rationale for the dual-class capital structure, such as:

    The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

    The new class of shares will be transitory;

  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.       Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.       Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3.       Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.       Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.       Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:

  There is a significant misalignment between CEO pay and company performance (pay for performance);

  The company maintains significant  problematic pay practices;

  The board exhibits a significant level of  poor communication and responsiveness to shareholders.

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-10-

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

  There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

  The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

  The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

  The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

  A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

    Magnitude of pay misalignment;

    Contribution of non-performance-based equity grants to overall pay; and

    The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1.    Peer Group4 Alignment:

  The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);

  The multiple of the CEO's total pay relative to the peer group median.

2.    Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

4 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

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If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

  The ratio of performance- to time-based equity awards;

  The ratio of performance-based compensation to overall compensation;

  The completeness of disclosure and rigor of performance goals;

  The company's peer group benchmarking practices;

  Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

  Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and

  Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;

  Incentives that may motivate excessive risk-taking; and

  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may resul t in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

  New or extended agreements that provide for:

    CIC payments exceeding 3 times base salary and average/target/most recent bonus;

    CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);

    CIC payments with excise tax gross-ups (including "modified" gross-ups).

Incentives that may Motivate Excessive Risk-Taking

  Multi-year guaranteed bonuses;

  A single or common performance metric used for short- and long-term plans;

  Lucrative severance packages;

  High pay opportunities relative to industry peers;

  Disproportionate supplemental pensions; or

  Mega annual equity grants that provide unlimited upside with no downside risk.

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Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

  Duration of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

  Failure to respond to majority-supported shareholder proposals on executive pay topics; or

  Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

    The company's response, including:

      Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

      Specific actions taken to address the issues that contributed to the low level of support;

      Other recent compensation actions taken by the company;

    Whether the issues raised are recurring or isolated;

    The company's ownership structure; and

    Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-13-

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);

  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);

  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;

  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

  Potentially excessive severance payments;

  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;

  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or

  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote. ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits repricing;

  A pay-for-performance misalignment is found;

  The company’s three year burn rate exceeds the burn rate cap of its industry group;

  The plan has a liberal change-of-control definition; or

  The plan is a vehicle for problematic pay practices.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;

  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

  Whether the issues presented are more appropriately/effectively dealt with through governmental or company- specific action;

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-14-

  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

  Whether the company's analysis and voting recommendation to shareholders are persuasive;

  What other companies have done in response to the issue addressed in the proposal;

  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

  Whether implementation of the proposal’s request would achieve the proposal’s objectives;

  Whether the subject of the proposal is best left to the discretion of the board;

  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Political Spending & Lobbying Activities

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:

  The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and

  Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:

  The company's current disclosure of relevant policies and oversight mechanisms;

  Recent significant controversies, fines, or litigation related to the company's public policy activities; and

  The impact that the policy issues may have on the company's business operations.

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-15-

Hydraulic Fracturing

Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

  The company's current level of disclosure of relevant policies and oversight mechanisms;

  The company's current level of such disclosure relative to its industry peers;

  Potential relevant local, state, or national regulatory developments; and

  Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2012 U.S. Proxy Voting Concise Guidelines	-16-

2012 Canadian Proxy Voting Guidelines

TSX-Listed Companies

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS' 2012 Canadian Proxy Voting Guidelines- TSX Companies

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

INTRODUCTION	4

1. ROUTINE/MISCELLANEOUS	5

Audit-Related	5
Financial Statements/Director and Auditor Reports	5
Ratification of Auditors	5

Other Business	5

2. BOARD OF DIRECTORS	6
Slate Ballots (Bundled director elections)	6

Voting on Director Nominees in Uncontested Elections	7
ISS Canadian Definition of Independence	8
Board Structure and Independence	9
Insiders on Key Committees	9
Audit Fee Disclosure	10
Excessive Non-Audit Fees	10
Meeting Attendance	10
Overboarded Directors	11
Former CEO/CFO on Audit/Compensation Committee	12
Voting on Directors for Egregious Actions	12

Other Board-Related Proposals	12
Classification/Declassification of the Board	12
Independent Chairman (Separate Chairman/CEO)	13
Majority of Independent Directors/Establishment of Committees	13
Majority Vote Standard for the Election of Directors	13
Proxy Contests - Voting for Director Nominees in Contested Elections	14

3. SHAREHOLDER RIGHTS & DEFENSES	15
Supermajority Vote Requirements	15
Cumulative Voting	15
Confidential Voting	15
Appointment of Additional Directors Between Annual Meetings	15
Poison Pills (Shareholder Rights Plans)	15

4. CAPITAL/RESTRUCTURING	18
Mergers and Corporate Restructurings	18
Income Trust Conversions	18
Reincorporation Proposals	20
By-Law Amendments	20

Capital Structure	21

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-2-

Increases in Authorized Capital	21
Private Placement Issuances	21
Blank Cheque Preferred Stock	22
Dual-class Stock	22
Escrow Agreements	22

5. COMPENSATION	23

Executive Pay Evaluation	23
Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals	23
Pay for Performance	24
Problematic Pay Practices	25
Board Communications and Responsiveness	26

Equity Compensation Plans	27
Cost of Equity Plans	27
Dilution and Burn Rate Assessment	28
Plan Amendment Provisions	28
Non-Employee Director Participation	30
Director Limit Considerations	30
Repricing Options	32
Repricing Proposals	32

Other Compensation Plans	33
Employee Stock Purchase Plans (ESPPs, ESOPs)	33
Deferred Share Unit Plans	33

Shareholder Proposals on Compensation	34
Shareholder Advisory Vote Proposals	34
Supplemental Executive Retirement Plans (SERPS) Proposals	35

6. SOCIAL AND ENVIRONMENTAL ISSUES	36

DISCLOSURE/DISCLAIMER	37

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-3-

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS' institutional clients.

ISS' robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS' policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company's governance structure and historical practices, and its industry .

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS' Benchmark Canadian Corporate Governance Policies for TSX-listed companies. The document, along with other policy documents, is available on our Web site under the Policy Gateway. If you have any questions, please contact ca-research@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-4-

1. Routine/Miscellaneous

Audit-Related

Financial Statements/Director and Auditor Reports

Companies are required under the CBCA to submit their financial statements and the auditor report, which is included in the company’s annual report, to shareholders at every AGM. This routine item is almost always non-voting.

Ratification of Auditors

Vote FOR proposals to ratify auditors, unless the following applies:

  Non-audit related fees paid to the auditor exceed audit-related fees.

RATIONALE: Multilateral Instrument 52-110 relating to Audit Committees defines “audit services” to include the professional services rendered by the issuer’s external auditor for the audit and review of the issuer’s financial statements or services that are normally provided by the external auditor in connection with statutory and regulatory filings or engagements.

The Instrument also sets out disclosure requirements related to fees charged by external auditors. Every issuer is required to disclose in their Annual Information Form with at least a cross-reference in the related Proxy Circular, fees billed by the external audit firm in each of the last two fiscal years, broken down into four categories: Audit Fees, Audit-Related Fees, Tax Fees, and All Other Fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non- audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Other Business

Vote AGAINST all proposals on proxy ballots seeking approval for unspecified “other business” that may be conducted at the shareholder meeting.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-5-

2. Board of Directors

Slate Ballots (Bundled director elections)

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings of TSX reporting issuers where ISS has identified (i) additional corporate governance practices that fall short of best practice for the Canadian market; or (ii) concerns about compensation practices and the alignment of pay with performance.  This policy will not apply to contested director elections.

Any one of the following board-related governance practices in addition to a slate ballot which has the effect of insulating directors from shareholder votes may result in a WITHHOLD:

  Less than majority independent board;

  Less than majority independent key committees;

  Insiders on key committees;

  Lack of separate nominating or compensation committee;

  Less than 75% director attendance without acceptable reason, or director attendance has not been disclosed;

  No disclosure of audit fees broken down by category as required by regulatory disclosure rules;

  Non-audit fees (Other fees) paid to the external audit firm exceed audit and audit-related fees;

  Former CEO/CFO on the audit or compensation committee;

  Lack of independent Chairman of the Board or independent Lead Director identified; or

  Board is classified.

The following may also be taken into consideration and contribute to a WITHHOLD from the entire slate:

  Dual Class Capital Structure (common share capital structure with unequal voting rights);

  Pay for performance disconnect;

  Problematic pay practices;

  Performance concerns as indicated by TSR  in the bottom half of the company’s GICS group median;

  Disclosure concerns; or

  Other significant corporate governance concerns.

The above policy may not apply if the company has:

  Graduated in the last year from the TSX Venture Exchange  to the TSX; or

  Committed to replace slate director elections with individual director elections within a year.

RATIONALE: A company’s relationship with its shareholders and how it allows shareholders to vote for its directors are the foundation of its corporate governance structure. Fewer of Canada’s largest issuers continue to elect directors by slate ballot, in response to shareholder concerns regarding their inability to express approval or disapproval for individual directors. The number of slate ballots has declined significantly over the past year making this form of ballot a dying trend.

This policy will have a double trigger: a slate election together with any one corporate governance concern listed in the policy will warrant a withhold vote recommendation. This double trigger addresses the fundamental concern with slate director elections: they discourage shareholders from providing feedback through director elections and they effectively shield directors from shareholder disapproval. The policy will remove the protective shield of slate elections at companies with questionable corporate governance practices.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-6-

Shareholders should have the ability to vote for their choice of directors individually from either ballot in a contested election so that the resulting board of directors truly reflects the wishes of a majority of the shareholders. ISS evaluates proxy contests primarily based on an assessment of the need for change, and which slate of nominees is most likely to provide the greatest shareholder value going forward. Although corporate governance practices can be a key determinant in the decision to support one side or the other, most often the decision is based on company performance and director qualifications. This, in addition to the ongoing challenges with the mechanics of proxy voting, particularly in the case of highly contentious proxy contests, leads us to believe that it is appropriate to carve contested elections out of this policy.

Voting on Director Nominees in Uncontested Elections

The following fundamental principles apply when determining votes on director nominees:

Board Accountability:  Practices that promote accountability and enhance shareholder trust begin with transparency into a company's governance practices including risk management practices. These practices include the annual election of all directors by a majority of votes cast by all shareholders and provide shareholders with the ability to remove problematic directors, and include the detailed timely disclosure of voting results. Board accountability is facilitated through clearly defined board roles and responsibilities, regular peer performance review and shareholder engagement.

Board Responsiveness:  In addition to facilitating constructive shareholder engagement, boards of directors should be responsive to the wishes of shareholders as indicated by majority supported shareholder proposals or lack of majority support for management proposals including election of directors. In the case of a company controlled through a dual -class share structure, the support of a majority of the minority shareholders should equate to majority support.

Board Independence:  Independent oversight of management is a primary responsibility of the board and while true independence of thought and deed is difficult to assess, there are corporate governance practices with regard to board structure and management of conflicts of interest that are meant to promote independent oversight. Such practices include the selection of an independent chair to lead the board; structuring board pay practices to eliminate the potential for self-dealing, reduce risky decision-making and ensure the alignment of director interests with those of shareholders rather than management; structure separate independent key committees with defined mandates. Complete disclosure of all conflicts of interest and how they are managed is a critical indicator of independent oversight.

Board Capability:  The skills, experience and competencies of board members should be a priority in director selection, but consideration should also be given to a board candidate's ability to devote sufficient time and commitment to the increasing responsibilities of a public company director. Directors who are unable to attend board and committee meetings and/or who are overextended (i.e., serving on too many boards) raise concern regarding the director's ability to effectively serve in shareholders' best interests.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-7-

ISS Canadian Definition of Independence

Inside Director (I)

  Employees of the Company or its affiliates1;

  Non-employee officer of the Company if he/she is among the five most highly compensated;

  Current interim CEO;

  Beneficial owner of Company shares with more than 50% of the outstanding voting rights.

Affiliated Outside Director (AO)

  Former executive with the Company within the last three years (excluding CEO);

  Former CEO (no cooling off period);

  Former interim CEO if the service was longer than 18 months or if the service was between 12 and 18 months and the compensation was high relative to that of the other directors (5x their pay) or in line with a CEO’s compensation2;

  Former executive of the Company, an affiliate or a firm acquired within the past three years;

  Executive of a former parent or predecessor firm at the time the Company was sold or split off from parent/predecessor (subject to three year cooling off other than CEO);

  Executive, former executive with last three years, general or limited partner of a joint venture or partnership with the Company;

  Relative3 of current executive officer4 of the Company;

  Relative of a person who has served as an executive officer of the Company within the last three years;

  Currently provides (or a relative provides) professional services to the Company or to its officers;

  Currently employed by (or a relative is employed by) a significant customer or supplier5;

  Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments from the Company;

  Has (or a relative has) a transactional relationship with the Company excluding investments in the Company through a private placement;

  Has a contractual/guaranteed board seat and is party to a voting agreement to vote in line with management on proposals being brought to shareholders;

  Founder6 of the Company but not currently an employee;

  Board attestation that an outside director is not independent.

Independent Directors (IO)

  No material7 ties to the corporation other than board seat.

______________________

1  "Affiliate" includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

2  ISS will look at the terms of the interim CEO's compensation or employment contract to determine if it contains severance pay , long-term health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO.

3  Relative refers to immediate family members including spouse, parents, children, siblings, in-laws and anyone sharing the director's home.

4  Based on the definition of Executive Officer used in Multilateral Instrument 52 -110.

5  If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of recipient's gross revenues (the recipient is the party receiving proceeds from the transaction).

6  The operating involvement of the Founder with the company will be considered. Little or no operating involvement may cause I SS to deem the Founder as an independent outsider.

7  "Material" is defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-8-

Vote CASE-BY-CASE on director nominees, examining the following factors when disclosed:

  Independence of the board and key board committees;

  Attendance at board and committee meetings;

  Corporate governance provisions and takeover activity;

  Long-term company performance;

  Directors’ ownership stake in the company;

  Compensation practices;

  Responsiveness to shareholder proposals;

  Board accountability; and

  Adoption of a Majority Voting (director resignation) policy.

Board Structure and Independence

Generally vote WITHHOLD from any insider or affiliated outside director (and the whole slate if the slate includes such individual directors) where:

  The board is less than majority independent, OR

  The board lacks a separate compensation or nominating committee.

RATIONALE: The balance of board influence should reside with independent directors free of any pressures or conflicts which might prevent them from objectively overseeing strategic direction, evaluating management effectiveness, setting appropriate executive compensation, maintaining internal control processes and ultimately driving long-term shareholder value creation.  Best practice corporate governance standards do not advocate that no inside directors sit on boards. Company insiders have extensive company knowledge and experience that provides a significant contribution to business decisions at the board level. In order to maintain the independent balance of power necessary for independent directors to fulfill their oversight mandate and make difficult decisions that may run counter to management’s self-interests, insiders, former insiders and other related directors should not dominate the board or continue to be involved on key board committees charged with the audit, compensation and nomination responsibilities.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that the board should have:

  A majority of independent directors.

  A nominating committee and a compensation committee composed entirely of independent directors (Nomination of Directors 3.10; Compensation 3.15).

Guideline Six of the CCGG publication "2010 Building High Performance Boards" indicates that boards "Establish mandates for board committees and ensure committee independence".  It is further recommended that key board committees "review committee charters every year and amend or confirm the mandate and procedures based on information received from the board and committee evaluation process".

Insiders on Key Committees

Vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors) who:

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-9-

  Are insiders on the audit, compensation or nominating committee.

Include cautionary language for all affiliated outside directors who sit on the audit, compensation or nominating committee, to the effect that corporate governance best practices dictate that such committees should be comprised entirely of independent directors.

RATIONALE: In order to promote independent oversight of management, the board as a whole and its key board committees should meet minimum best practice expectations of no less than majority independence. Director elections are seen to be the single most important use of the shareholder franchise.

Multilateral Instrument 52-110 Audit Committees sets out best practice with regard to the composition of the audit committee.  The Instrument requires that every reporting issuer, other than an investment fund, issuer of asset-backed securities, designated foreign issuer, SEC issuer, or issuers that are subsidiary entities as long as the subsidiary does not issue securities and the parent is subject to compliance with this instrument, must have an audit committee and that the committee must comprise a minimum of three members and that every audit committee member must be independent.

Audit Fee Disclosure

Generally vote WITHHOLD from the members of the Audit Committee as reported in the most recently filed public documents if:

  No audit fee information is disclosed by the Company within a reasonable period of time prior to a shareholders’ meeting at which ratification of auditors is a voting item.

RATIONALE: In addition to audit fee disclosure by category now being a regulatory requirement, such information is of great importance because of the concern that audit firms could compromise the independence of a company audit in order to secure lucrative consulting services from the company.

Excessive Non-Audit Fees

Generally vote WITHHOLD from individual directors (and the whole slate if the slate includes such individual directors)who are members of the Audit Committee as constituted in the most recently completed fiscal year if:

  Non-audit fees (Other Fees) paid to the external audit firm exceed audit and audit-related fees.

RATIONALE: Part 2 of Multilateral Instrument 52-110 Audit Committees states that the audit committee must be directly responsible for overseeing the work of the external auditor and the audit committee must pre-approve all non-audit services provided to the issuer or its subsidiary entities by the issuer’s external auditor. It is therefore appropriate to hold the audit committee accountable for payment of excessive non-audit fees.

Meeting Attendance

Vote WITHHOLD from individual director nominees if:

  (i) The company has NOT adopted a majority voting policy and (ii) the individual director has attended less than 75% of the board and committee meetings8 held within the past year without a valid reason for these absences;

_______________________

8 Where a WITHHOLD is based on meeting attendance for board meetings only due to lack of disclosure on committee meeting attendance, particulars will be provided in the analysis.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-10-

  (i) The company has adopted a majority voting policy and (ii) the individual director has attended less than 75% of the board and committee meetings held within the past year without a valid reason for the absences AND a pattern of low attendance exists based on prior years' meeting attendance.

The following should be taken into account:

  Valid reasons for absence at meetings include illness or absence due to company business;

  Participation via telephone is acceptable;

  If the director missed one meeting or one day’s meetings, votes should not be withheld even if such absence dropped the director’s attendance below 75%;

  Board and committee meetings include all regular and special meetings of the board duly called for the purpose of conducting board business;

  Out of country location or residence is not a sufficient excuse not to attend board meetings, especially given technological advances in communications equipment.

RATIONALE: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability.  Nominating competent, committed and engaged directors to the board also necessitates full participation in the conduct of board business in order to fulfill the many responsibilities and duties now required to meet requisite standards of care. A director who commits to serve on a public company board should be prepared and able to make attendance at and contribution to the board’s meetings a priority.  A pattern of absenteeism may be an indicator of a more serious concern with a director’s ability to serve, warranting a board review and potentially the director’s resignation.

Overboarded Directors

Directors are overboarded if they sit on a number of boards which could result in excessive time commitments and an inability to carry out their oversight duties. Cautionary language will be included regarding the number of additional public company board seats held by directors if:

  The director is a CEO and sits on more than 2 outside public company boards in addition to his/her own company.

  The director is an outside professional director and sits on more than 6 public company boards in total.

National Policy 58-201 Corporate Governance Guidelines, state that they are not meant to be prescriptive and that issuers are encouraged to consider the guidelines in developing their own corporate governance practices. Further that “The Policy provides guidance that has been formulated to be sensitive to the realities of the greater numbers of small companies and controlled companies in the Canadian corporate landscape”.  NP 58-201 does not address the number of boards appropriate for directors but simply instructs that the board should appoint a Nominating Committee and that one of the Committees duties should be to “consider whether or not each new nominee can devote sufficient time and resources to his or her duties as a board member”.

2010 Building High Performance Boards published by the Canadian Coalition for Good Governance indicates that, "directors who hold a full-time executive position should have only one or two outside public company directorships . and that directors who are not employed full time should generally hold no more than four outside corporate directorships that take up a significant amount of time.

The Pension Investment Association of Canada’s Corporate Governance Principles state more generally that “In order for directors to devote the required amount of time to their board responsibilities, they must limit the number of other directorships that they accept”. But PIAC does not specify what an acceptable number might be, presumably in recognition of Canada’s more flexible comply-or-explain governance regime.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-11-

Former CEO/CFO on Audit/Compensation Committee

Generally vote WITHHOLD from any director on the Audit or Compensation committee if:

  The director has served as the CEO of the company at any time,

  The director has served as the CFO of the company within the past three years.

RATIONALE: Although such directors are designated as affiliated outsiders under ISS policy, a WITHHOLD vote will be recommended as if they were insiders on these key committees due to concerns of independent oversight of financials for which they were previously responsible or compensation arrangements that they may have orchestrated and over which they may still wield considerable influence thus potentially compromising the Audit or Compensation Committee’s independence.

Voting on Directors for Egregious Actions

Under extraordinary circumstances, vote WITHHOLD from directors individually, one or more committee members, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

RATIONALE:  Director accountability and competence have become issues of prime importance given the failings in oversight exposed by the global financial crisis.  There is also concern over the environment in the boardrooms of certain markets, where past failures appear to be no impediment to continued or new appointments at major companies and may not be part of the evaluation process at companies in considering whether an individual is, or continues to be, fit for the role and best able to serve shareholders’ interests.

Under exceptional circumstances that raise substantial doubt on a director’s ability to serve as an effective monitor of management and in the best interests of shareholders including past performance on other boards, we may consider a negative recommendation on directors.

Other Board-Related Proposals

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-12-

Independent Chairman (Separate Chairman/CEO)

Generally vote FOR shareholder proposals seeking separation of the offices of CEO and Chair if the company has a single executive occupying both positions.

RATIONALE: The separation of the positions of chairman and CEO in favour of an independent chairman of the board is superior to the lead director concept. The positions of chairman and CEO are two distinct jobs with different job responsibilities. The chairman is the leader of the board of directors, which is responsible for selecting and replacing the CEO, setting executive pay, evaluating managerial and company performance, and representing shareholder interests. The CEO, by contrast, is responsible for maintaining the day to day operations of the company and being the company’s spokesperson. It therefore follows that one person cannot fulfill both roles without conflict. An independent lead director may be an acceptable alternative as long as the lead director has clearly delineated and comprehensive duties including the full authority to call board meetings and approve meeting materials and engage with shareholders.  A counterbalancing lead director alternative must be accompanied by majority independence on the board and key committees, and the absence of any problematic governance practices.

Best practice as set out in National Policy 58-201 Corporate Governance Guidelines recommends that:

  The chair of the board should be an independent director or where this is not appropriate, an independent director should be appointed as “lead director”.

Majority of Independent Directors/Establishment of Committees

Vote FOR shareholder proposals asking that a majority or up to 2/3 of directors be independent unless:

  The board composition already meets the proposed threshold based on the ISS definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless:

  The board’s committees already meet that standard.

Majority Vote Standard for the Election of Directors

Vote FOR resolutions requesting that: (i) the board adopt a majority vote standard and director resignation policy for director elections or (ii) the company amend its bylaws to provide for majority voting, whereby director nominees are elected by the affirmative vote of the majority of votes cast, unless:

  A majority voting policy is codified in the company’s bylaws, corporate governance guidelines, or other governing documents prior to an election to be considered, and;

  The company has adopted formal corporate governance principles that provide an adequate response to both new nominees as well as “holdover” nominees (i.e. incumbent nominees who fail to receive 50% of votes cast).

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Proxy Contests - Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE in contested elections taking into account:

  Long-term financial performance;

  Board performance;

  Management’s track record and compensation;

  Qualifications of director nominees (both slates); and

  Evaluation of what each side is offering shareholders.

Overall Approach

When analyzing proxy contests, ISS focuses on two central questions:

1.     Have the dissidents met the burden of proving that board change is warranted? And, if so;

2.     Will the dissident nominees be more likely to affect positive change (i.e., increase shareholder value) versus the incumbent nominees?

When a dissident seeks a majority of board seats, ISS will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. ISS will then compare the detailed dissident plan against the incumbent plan and the dissident director nominees and management team against the incumbent team in order to arrive at our vote recommendation.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, ISS will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a different viewpoint than the current board members.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE taking into account:

Whether ISS recommends in favour of the dissidents, in which case we may recommend approving the dissident’s out of pocket expenses if they are successfully elected and the expenses are reasonable.

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3. Shareholder Rights & Defenses

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote at a level above that required by statute. Vote FOR proposals to lower supermajority vote requirements.

Cumulative Voting

In general, support cumulative voting.  However there may be situations where such a structure may be detrimental to shareholder interests.

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR proposals to restore or permit cumulative voting but exceptions may be made depending on the company’s other governance provisions such as the adoption of a majority vote standard for the election of directors.

Confidential Voting

Generally vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as:

  The proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally vote FOR management proposals to adopt confidential voting.

Appointment of Additional Directors Between Annual Meetings

Generally vote FOR these resolutions where:

  The company is incorporated under a statute (such as the CBCA) that permits removal of directors by simple majority vote;

  The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

  Such appointments must be approved by shareholders at the annual meeting immediately following the date of their appointment.

Poison Pills (Shareholder Rights Plans)

As required by the Toronto Stock Exchange, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

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Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plans and its scope is limited to the following two specific purposes:

  To give the board more time to find an alternative value enhancing transaction; and

  To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

  The plan gives discretion to the board to either:

    Determine whether actions by shareholders constitute a change in control;

    Amend material provisions without shareholder approval;

    Interpret other provisions;

    Redeem the rights or waive the plan’s application without a shareholder vote; or

    Prevent a bid from going to shareholders.

  The plan has any of the following characteristics:

    Unacceptable key definitions;

    Reference to Derivatives Contracts within the definition of Beneficial Owner;

    Flip over provision;

    Permitted bid period greater than 60 days;

    Maximum triggering threshold set at less than 20% of outstanding shares;

    Does not permit partial bids;

    Includes a Shareholder Endorsed Insider Bid (SEIB) provision;

    Bidder must frequently update holdings;

    Requirement for a shareholder meeting to approve a bid; and

    Requirement that the bidder provide evidence of financing.

  The plan does not:

    Include an exemption for a “permitted lock up agreement”;

    Include clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and

    Exclude reference to voting agreements among shareholders.

RATIONALE: The evolution of “new generation” shareholder rights plans in Canada has been the result of reshaping the early anti-takeover provision known as a “poison pill” into a shareholder protection rights plan that serves only two legitimate purposes: (i) to increase the time period during which a Permitted Bid may remain outstanding to a maximum of 60 days in order to the give the board of directors of a target company sufficient time over and above the current statutory 35 day limit, to find an alternative to a takeover bid that would increase shareholder value; and (ii) to ensure that all shareholders are treated equally in the event of a bid for their company.

Elimination of board discretion to interpret the key elements of the plan was critical to this evolution.  Definitions of Acquiring Person, Beneficial Ownership, Affiliates, Associates and Acting Jointly or in Concert are the terms that set out th e who, how, and when of a triggering event.  These definitions in early poison pills contained repetitive, circular and duplicative layering of similar terms which created confusion and made interpretation difficult.  Directors were given broad discretion to interpret the terms of a rights plan to determine when it was triggered, in other words, whether a takeover bid could proceed.  This in turn, created enough uncertainty for bidders or potential purchasers, to effectively discourage non-board negotiated transactions. It can be seen how the early poison pill became synonymous with board and management entrenchment.

“New generation” rights plans have therefore been drafted to remove repetitive and duplicative elements along with language that gives the board discretion to interpret the terms of the plan.  Also absent from “new generation” plans are references to similar definitions in regulation.  These definitions found in various regulations often contain repetitive elements and references to other definitions in regulation that are unacceptable and not intended to serve the same purpose as those found in a "new generation" rights plan.

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A number of other definitions are relevant to the key definitions mentioned above and are therefore equally scrutinized. Exemptions under the definition of Acquiring Person, for example, such as Exempt Acquisitions and Pro Rata Acquisitions, are sometimes inappropriately drafted to permit acquisitions that should trigger a rights plan. In order for an acquisition to be pro rata, the definition must ensure that a person may not acquire a greater percentage of the shares outstanding that the percentage owned immediately prior to the acquisition, by any means. It should also be noted that "new generation" rights plans are premised on the acquisition of common shares and ownership at law or in equity, therefore references to the voting of securities or the extension of beneficial ownership to encompass derivative securities that may result in deemed beneficial ownership of securities that a person has no right to acquire, goes beyond the acceptable purpose of a rights plan.

Equally important to the acceptability of a shareholder rights plan is the treatment of institutional investors who have a fiduciary duty to carry out corporate governance activities in the best interests of the beneficial owners of the investments that they oversee.  These institutional investors should not trigger a rights plan through their investment and corporate governance activities for the accounts of others.  The definition of Independent Shareholders should make absolutely clear these institutional investors acting in a fiduciary capacity for the accounts of others are independent for purposes of approving a takeover bid or other similar transaction, as well as approving future amendments to the rights plan.

Probably one of the most important and most contentious definitions in a shareholder rights plan is that of a Permitted Bid. ISS guidelines provide that an acceptable Permitted Bid definition must permit partial bids.  Canadian takeover bid legislation is premised on the ability of shareholders to make the determination of the acceptability of any bid for their shares, partial or otherwise, provided that it complies with regulatory requirements. In the event that a partial bid is accepted by shareholders, regulation requires that their shares be taken up on a pro rata basis.  Shareholders of a company may welcome the addition of a significant new shareholder for a number of reasons.

Also unacceptable to the purpose of a rights plan is the inclusion of a "Shareholder Endorsed Insider Bid" (SEIB) provision which would allow an "Insider" and parties acting jointly or in concert with an Insider an additional less rigorous avenue to proceed with a take-over bid without triggering the rights plan, in addition to making a Permitted Bid or proceeding with board approval. The SEIB provision allows Insiders the ability to take advantage of a less stringent bid provision that is not offered to other bidders who must make a Permitted Bid or negotiate with the board for support.

Finally, a "new generation” rights plan must contain an exemption for lockup agreements and the definition of a permitted lockup agreement must strike the proper balance so as not to discourage either (i) the potential for a bidder to lock up a significant shareholder and thus give some comfort of a certain degree of success, or (ii) the potential for competitive bids offering a greater consideration and which would also necessitate a locked up person be able to withdraw the locked up shares from the first bid in order to support the higher competing bid.

New generation rights plans are limited to achieving the two purposes identified here. They ensure that shareholders are treated equally in a control transaction by precluding creeping acquisitions or the acquisition of a control block through private agreements between a few large shareholders; and they provide a reasonable time period to allow a corporation’s directors and management to develop an alternative to maximize shareholder value.

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4. Capital/Restructuring

Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing the various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market Reaction – How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale – Does the deal make sense strategically? From where is value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favourable track record of successful integration of historical acquisitions.

  Negotiations and process – Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Income Trust Conversions

For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), if it chooses to convert into a corporation ahead of 2011, the expiry of the current tax benefit for SIFTs, ISS will recommend votes as follows:

  Generally AGAINST a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;

  Generally AGAINST a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;

  Generally AGAINST an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

In addition, the authorization of newly created blank cheque preferred shares, particularly on an unlimited basis, as part of the new capital structure of the resulting corporate entity is unacceptable from a corporate governance perspective and will generally result in a vote AGAINST the proposed conversion.

Otherwise, recommendations will be on a CASE-BY-CASE basis taking into account the following factors:

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  Method of Conversion – Exchange Method by way of a statutory plan of arrangement; Distribution Method;

  Rationale of Conversion Ahead of Expiry of Tax Benefit – Pursuing growth rate higher than the rate limited by the “normal growth guideline”; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool); superiority to other strategic alternatives;

  Change of Annualized Payout Level – Comparison of 1-year and 3-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;

  Equity Based Compensation Plan – Effect on the old plan (Vote AGAINST if the vesting of options is accelerated), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote AGAINST its approval);

  Change-in-Control – Whether or not the conversion will be treated as a change-in-control event (vote AGAINST if the conversion by itself will trigger change-in-control payment); note both 4) and 5) are related to conflicts of interest;

  Cost of Implementing the Conversion – Legal fees, investment bank fees, etc., if disclosed;

  Market Reaction – Historical market performance dating back to October 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;

  Corporate Governance – Examine the relative strength of the company's corporate governance going forward (from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares);

  Dissent Rights – Whether or not unit holders are specifically granted dissent rights for the conversion.

RATIONALE:  The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

The authorization of blank cheque preferred shares, particularly on an unlimited basis, that may subordinate the rights and value of outstanding common shares is unsupportable from a corporate governance perspective. Board discretion to issue one or more classes of preferred shares for which the terms and rights have not been defined and disclosed in order to afford shareholders the ability to give fully informed approval is anathema to the preservation of the full integrity and value of the ownership characteristics of issued and outstanding common shares.  Furthermore, issuances of blank cheque preferreds may be used as an anti-takeover mechanism at the discretion of the board by placing these shares in management friendly hands in the event of a takeover bid not supported by management, the result of which may be to deny shareholders of the ability to consider a bid for their shares.

1. Income Trust Overview

An income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

2. SIFT Rules

On October 31, 2006 the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders.

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The new tax is deferred until 2011 for SIFTs that were publicly traded on October 31, 2006 subject to "normal growth guidelines" which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a "safe harbour" amount of up to 100% of the SIFT's market cap as of October 31, 2006 over the four year transition period, without triggering the new tax treatment.

As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the “Conversion Amendments”) to the Income Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after July 14, 2008 and before 2013, and are applicable to SIFT trusts, SIFT partnerships or REITs that are in existence at any time between the period of October 31, 2006 and July 14, 2008 (a “Qualifying SIFT”). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications.

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's jurisdiction of incorporation taking into account:

  Financial and corporate governance concerns, including: the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Generally vote FOR reincorporation when:

  Positive financial factors outweigh negative governance implications; or

  Governance implications are positive.

Generally vote AGAINST reincorporation if business implications are secondary to negative governance implications.

By-Law Amendments

Generally vote FOR proposals to amend or replace by-laws if:

  The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments or other “housekeeping” amendments, and

  The by-laws as amended will not result in any of the three unacceptable governance provisions set out in the following paragraph.

Vote AGAINST a new by-law proposal, if any of the following conditions apply:

  The quorum for a meeting of shareholders is set below two persons holding 25% of the eligible vote (this may be reduced to no less than 10% in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder );

  The quorum for a meeting of directors is less than 50% of the number of directors;

  The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

  The proposed Articles/By-laws raise other corporate governance concerns, such as granting blanket authority to the board with regard to future capital authorizations or alteration of capital structure without shareholder approval.

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Capital Structure

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance.  Generally vote FOR proposals to approve increased authorized capital if:

  A company's shares are in danger of being de-listed;

  A company's ability to continue to operate as a going concern is uncertain.

Generally vote AGAINST proposals to approve unlimited capital authorization.

RATIONALE: Canadian jurisdictions generally, and most recently the British Columbia Corporations Act (BCCA), permit companies to have an unlimited authorized capital. ISS prefers to see companies with a fixed maximum limit on authorized capital, with at least 30 % of the authorized stock issued and outstanding. Limited capital structures protect against excessive dilution and can be increased when needed with shareholder approval.

Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

  Whether other resolutions are bundled with the issuance;

  The financial consequences for the company if the issuance is not approved.

Generally vote FOR private placement proposals if:

  The issuance represents no more than 30 % of the company’s outstanding shares;

  The use of the proceeds from the issuance is disclosed.

RATIONALE:  The Toronto Stock Exchange (TSX) requires shareholder approval for private placements:

  For an aggregate number of listed securities issuable greater than 25% of the number of securities of the issuer which are listed and outstanding, on a non-diluted basis, prior to the date of closing of the transaction if the price per security is less than the market price; or

  That during any six month period are placed with insiders for listed securities or options, rights or other entitlements to listed securities greater than 10% of the number of the issuer’s listed and outstanding securities, on a non-diluted basis, prior to the date of closing of the first private placement to an insider during the six month period.

Allowable discounts for private placements not requiring shareholder approval are as follows:

Market Price	Maximum Discount
$0.50 or less 25%
$0.51 to $2.00 20%
Above $2.00 15%

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The TSX will allow the price per listed security for a particular transaction to be less than that specified above provided that the listed issuer has received the approval of non-interested shareholders.

Blank Cheque Preferred Stock

Generally vote AGAINST proposals to create unlimited blank cheque preferred shares or increase blank cheque preferred shares where:

  The shares carry unspecified rights, restrictions and terms;

  The company does not specify any specific purpose for the increase in such shares.

Generally vote FOR proposals to establish these shares where both of the following apply:

  The company has stated in writing that the shares will not be used for anti-takeover purposes;

  The voting, conversion, and other rights, restrictions and terms of such stock are specified in the articles and are reasonable.

Dual-class Stock

Generally vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished voting rights.

The following is an exceptional set of circumstances under which we would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

  It is required due to foreign ownership restrictions and financing is required to be done out of country;

  It is not designed to preserve the voting power of an insider or significant shareholder;

  The subordinate class may elect some board nominees;

  There is a sunset provision; and

  There is a coattail provisions that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Generally vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favour of the time-driven release requirements.

RATIONALE: On going public, certain insiders of smaller issuers must place a portion of their shares in escrow.  The primary objective of holding shares in escrow is to ensure that the key principals of a company continue their interest and involvement in the company for a reasonable period after public listing.

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5. Compensation

Executive Pay Evaluation

Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a CASE -BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, WITHHOLD from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment  between CEO pay and company performance (pay for performance);

  The company maintains problematic pay practices;

  The board exhibits poor communication and responsiveness to shareholders.

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory shareholder vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

The following five global principles apply to all markets:

  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

  Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

  Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

  Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

  Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

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Pay for Performance:

  Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;

  Evaluation of peer group benchmarking used to set target pay or award opportunities;

  Analysis of company performance and executive pay trends over time, taking into account ISS' Pay for

  Performance policy;

  Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

  Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants etc).;

  Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

  Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);

  Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Pay for Performance

This policy will be applied at all S&P/TSX Composite Index Companies and for all Management Say On Pay Resolutions

Evaluate the alignment of the CEO's total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period.  From a shareholder's perspective, performance is predominantly gauged by the company's share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Generally vote AGAINST an MSOP resolution and/or WITHHOLD votes from the Compensation Committee members and/or vote AGAINST an equity-based compensation plan proposal if:

  There is a pay for performance disconnect between the CEO’s total compensation and company’s stock performance;

  The CEO’s total compensation has increased from the prior year;

  If an equity-based plan is on the agenda, the main source of the increase (over half) is equity based, where the CEO is a participant of the equity proposal.

A pay for performance disconnect is defined as an increase in CEO’s total compensation and the company’s one-year and three-year total shareholder returns are in the bottom half (50%) of its industry group (four-digit GICS - Global Industry Classification Group). CEO total compensation is defined as the sum of base salary, short-term (annual) and long-term non- equity incentives, grant date fair value of stock awards and options, target value of performance shares/units, pension value and All Other Compensation as reported in the Summary Compensation Table. Newly appointed CEOs that have been with the company less than the past two complete fiscal years are exempted from the policy.

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If a company falls in the bottom half of its four-digit GICS group, further analysis of the Compensation Discussion and Analysis (CD&A) is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Other considerations include:

  The CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over- year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return;

  The mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance- based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and associated target goals (hurdle rates) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and whether the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

RATIONALE:  This policy evaluates the alignment of the CEO's pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period.  From a shareholders' perspective, performance is predominantly gauged by the company's stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Problematic Pay Practices

Generally, vote AGAINST management advisory vote proposals, and/or WITHHOLD from compensation committee members if the company has problematic compensation practices. In general, WITHHOLD on the entire slate if individual director elections are not permitted and the company has demonstrated problematic compensation practices. Also, generally vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally vote based on the preponderance of problematic elements; however, certain adverse practices may warrant Withhold or Against votes on a stand-alone basis in particularly egregious cases.  The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant a vote against or withholding votes:

  Poor disclosure practices:

    General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

  New CEO with overly generous new hire package:

    Excessive “make whole” provisions;

    Any of the problematic pay practices listed in this policy;

  Egregious employment contracts:

    Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

  Employee Loans:

    Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-25-

  Excessive severance and/or change-in-control provisions:

    Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

    Severance paid for a “performance termination” (i.e. due to the executive’s failure to perform job functions at the appropriate level);

    Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change of control for any reason and still receive the change-in-control severance package;

    Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

    Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

    Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

  Egregious pension/SERP (supplemental executive retirement plan) payouts:

    Inclusion of performance-based equity awards in the pension calculation;

    Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

    Addition of extra years service credited without compelling rationale;

    No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);

    No reduction in benefits on a pro-rata basis in the case of early retirement;

  Excessive perks:

    Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

  Payment of dividends on performance awards:

    Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

  Problematic option granting practices:

    Backdating options, or retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date;

    Springloading options, or timing the grant of options;

    Cancellation and subsequent re-grant of options;

  Internal Pay Disparity:

    Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

  Absence of pay practices that discourage excessive risk taking:

    These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc;

    Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

  Other excessive compensation payouts or problematic pay practices at the company.

RATIONALE:  Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals.  Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions, however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns.  Therefore, ISS will review disclosure related to the various components of executive compensation and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

Board Communications and Responsiveness

Consider the following on a Case-by-Case basis when evaluating ballot items related to executive pay:

  Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-26-

  Board's responsiveness to investor input and engagement on compensation issues, for example: failure to respond to majority-supported shareholder proposals on executive pay topics, or failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if any of the following factors applies:

  Cost of Equity Plans: The total cost of the company’s equity plans is unreasonable;

    Dilution and Burn Rate: Dilution and burn rate are unreasonable, where the cost of the plan cannot be calculated due to lack of relevant historical data.

  Plan Amendment Provisions: The provisions do not meet ISS guidelines as set out in this section.

  Non-Employee Director Participation: Participation of directors is discretionary or unreasonable.

  Pay for performance: There is a disconnect between CEO pay and the company’s performance.

  Repricing Stock Options: The plan expressly permits the repricing of stock options without shareholder approval and the company has repriced options within the past three years.

  Problematic Pay Practices:  The plan is a vehicle for problematic pay practices.

Each of these factors is examined below.

Cost of Equity Plans

Generally vote AGAINST equity plans if the cost is unreasonable.

RATIONALE: Section 613 of the TSX Company Manual, requires shareholder approval for equity-based compensation arrangements under which securities listed on the TSX may be issued from treasury.  Such approval is also required for equity-based plans that provide that awards issued may be settled either in treasury shares or cash. Cash only settled arrangements or those which are only funded by securities purchased on the secondary market are not subject to shareholder approval.

In addition, certain equity awards made outside of an equity plan, stock purchase plans using treasury shares where financial assistance or share matching is provided, and security purchases from treasury where financial assistance is provided, are also subject to shareholder approval.

Our methodology for reviewing share-based compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of share plans to shareholders) instead of simply focusing on dilution.  Using information disclosed by the company and assuming the broadest definition of plan terms, ISS will value equity-based awards using a binomial option pricing model. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This total cost will be expressed as a percentage of market value (i.e. 200-day average share price times common shares outstanding). This result is tested for reasonableness by comparing the figure to an allowable cap derived from compensation plan costs of the top performing quartile of peer companies in each industry group (using Global Industry Classification Standard GICS codes).  Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on 44 different variables including company size, market-based performance metrics, and accounting-based performance metrics, for each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by incorporating the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s allowable cap.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-27-

Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap.

Volatility and Stock Price Assumptions in Equity Plan Proposals (SVT)

For the Dec. 1, 2009 and future quarterly data downloads, ISS will calculate the 200-day volatility and the 200-day average stock price for the shareholder value transfer policy.

Dilution and Burn Rate Assessment

In cases where the cost of the plan cannot be calculated using the binomial model due to lack of historic data for a newly created or merged corporate entity, ISS will apply a dilution and burn rate analysis.

Generally vote AGAINST the proposed equity plan if:

  Dilution under all company plans would be more than 10% of the outstanding shares on a non-diluted basis, OR

  The historic burn rate for all company plans has been more than 2% per year (generally calculated over most recent 3-year period). If equity has been granted as part of the resolution subject to shareholder approval and the grants made exceed 2% of the outstanding shares a vote AGAINST is warranted.

Plan Amendment Provisions

Generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

  Any increase in the number of shares reserved for issuance under a plan or plan maximum;

  Any reduction in exercise price or cancellation and reissue of options or other entitlements;

  Any amendment that extends the term of options beyond the original expiry.

  Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis or amendments that increase limits previously imposed on non-employee director participation.

  Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes.

  Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example:  restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

RATIONALE: In response to the rule changes affected by the Toronto Stock Exchange (TSX) related to Part IV, Subsection 613 of the TSX Company Manual and Staff Notices #2004-0002, and #2006-0001 which came into effect in 2007, ISS has revised its policy with regard to Equity Compensation Plan Amendment Procedures.  This policy addresses the removal by the TSX of previously established requirements for shareholder approval of certain types of amendments to Security-Based Compensation Arrangements of its listed issuers.  For the purposes of the rule change, security-based compensation arrangements include: stock option plans for the benefit of employees, insiders and service providers; individual stock options granted to any of these specified parties outside of a plan; stock purchase plans where the issuer provides financial assistance or where the employee contribution is matched in whole or in part by an issuer funded contribution; stock appreciation rights involving the issuance of treasury shares; any other compensation or incentive mechanism involving the issuance or potential issuance of securities of the listed issuer; security purchases from treasury by an employee, insider or service provider which is financially assisted by the issuer in any manner. Issuers had until June 30, 2007 to adopt the proper Amendment Procedure in their Plans. After such date, issuers who have “general amendment” provisions in their Plans are no longer able to make any amendments to their Plans without security holder approval, including amendments considered to be of a “housekeeping” nature until they have put a shareholder approved detailed Plan Amendment Provision in place.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-28-

According to the TSX Guide to Security-Based Compensation Arrangements, the following amendments will continue to be subject to security holder approval according to TSX rules notwithstanding the amendment provisions included in the plan:

  Any increase in the number of shares reserved for issuance under a plan or plan maximum;

  Any reduction in exercise price of options or other entitlements which benefits an insider9;

  Any amendment that extends the term of options beyond the original expiry and that benefits an insider of the issuer;

  Changes to insider participation limits which result in the security holder approval to be required on a disinterested basis;

  Amendment provisions granting additional powers to the board of directors to amend the plan or entitlements without security holder approval.

The TSX has further clarified that shareholder approval is required for any amendment to the Plan Amendment Provision. In addition, the TSX requires that the exercise price for any stock option granted under a security based compensation arrangement or otherwise, must not be lower than the market price of the securities at the time the option is granted.

Any proposal to increase the maximum number of shares reserved under a plan requires specific shareholder approval for the increase even if the plan includes a shareholder-approved general amendment procedure permitting increases to such maximum numbers.

Sections 613(d) and (g) set out a list of disclosure requirements in respect of materials that must be provided to security holders in meeting materials issued prior to a meeting at which the approval of any security based compensation arrangement is requested.  The disclosure requirements include annual disclosure by listed issuers in their information circular or other annual disclosure document distributed to all security holders, the terms of any security based compensation arrangement as well as any amendments that were adopted in the most recently completed fiscal year, including whether or not security holder approval was obtained for the amendment. Staff Notice #2005-0001 goes on to clarify that such disclosure must be as of the date of the information circular containing the relevant disclosure and that issuers must update disclosure for the most recently completed fiscal year end to include grants, exercises, amendments, etc. which may occur after the fiscal year end is completed, but prior to the filing of the information circular.

____________________

9 Security holder approval, excluding the votes of securities held by insiders benefiting from the amendment, is required for a reduction in the exercise price, purchase price, or an extension of the term of options or similar securities held by insiders.  If an issuer cancels options or similar securities held by insiders and then reissues those securities under different terms, the TSX will conside r this an amendment to those securities and will require security holder approval, unless the regrant occurs at least 3 months after the related cancellation.  Staff Notice #2005-0001, Section 613 Security Based Compensation Arrangements, S.613(h)(iii) Amendments to Insider Securities.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-29-

ISS has reiterated the need for shareholder approval for the amendments that currently still require shareholder approval by the TSX due to the ability of the TSX to change or eliminate these requirements at any time in future which we believe would not be in the best interests of shareholders or consistent with institutional investor proxy voting guidelines.  Note however that from a corporate governance viewpoint, ISS does not support re-pricing of any outstanding options and does not limit this policy to only those options held by insiders.  ISS has for many years recommended against any re-pricing of outstanding options.  Our reasons are based on the original purpose of stock options as at-risk, incentive compensation that is meant to align the interests of option-holders with those of shareholders.  The incentive value of stock options is diminished when the exercise price of out-of-the-money options can be adjusted downwards, and is not supportable when shareholders must suffer the consequences of a downturn in share price.

Discretionary participation by non-employee directors in equity compensation plans is unacceptable from a corporate governance and accountability viewpoint because administrators of the plan should not have the unrestricted ability to issue awards to themselves due to concerns of self-dealing. Directors who are able to grant themselves equity awards without limit could find their independence compromised.  Therefore, the inclusion of non-employee directors in management equity based compensation plans, while not preferable, must at a minimum be subject to shareholder-approved limits. Issuer discretion to change eligible participants may result in discretionary director participation.  For clarification purposes, in keeping with ISS' policy regarding acceptable limits on non-employee director participation, if directors are included in an employee equity compensation plan according to a shareholder approved limit, then any amendment that would remove or increase such limit should be approved by shareholders.

The ability of plan participants to assign options by means of Option Transfer Programs or any other similar program which results in option holders receiving value for underwater options when shareholders must suffer the consequences of declining share prices does not align the interests of option holders with those of shareholders and removes the intended incentive to increase share price which was originally approved by shareholders.

Non-Employee Director Participation

Vote AGAINST discretionary non-employee director participation in management equity compensation plans.

RATIONALE: Due to the continuing use of options in compensation plans in Canada, we have not opposed the use of options for outside directors per se, but have tried to address potential governance concerns by ensuring a reasonable limit on grants to the independent non-employee directors who are charged with overseeing not only a company’s compensation scheme but also its corporate governance and long-term sustainability.  To this end, ISS policy established an acceptable range for aggregate non-employee director option grants of 0.25% to 1% of the outstanding shares.  A company was expected to fall within this range based on its size and stage of development, so that larger, more mature companies would be limited to something closer to 0.25%, and smaller companies with less cash and much lower share prices would be at the upper end of the range and have a larger pool of shares, options typically, from which to draw.  This range was originally established based on an underlying policy that an upper limit of $1 million worth of stock acquired by means of option grants for each director over the life of a typical 10-year plan seemed reasonable to prevent misalignment of purpose.

Director Limit Considerations

Generally vote AGAINST an equity compensation plan proposal which provides that: (i) non-employee director participation exceeds our established 1% director pool limit, or (ii) non-employee director participation exceeds a $100,000 per director per year maximum within the 0.25% to 1% of the outstanding shares range, taking into account:

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-30-

  The overall mix of pay elements (cash vs. equity)

  The type of equity awards granted (deferred stock units, restricted stock, stock options)

  Director share holding requirements and how they are achieved (stock granted outright until a target is met vs.

  some “skin in the game” in the form of directors taking DSUs in lieu of cash fees)

  Rigor of mandatory and disclosed vesting requirements (i.e., vest when director leaves the board)

  Overall company performance as well as director pay levels vs. peers.

In the absence of “best in class” director pay practices (as detailed below), generally vote AGAINST an equity plan proposal if the $100,000 per director per year equity award maximum is exceeded.

Generally vote AGAINST individual equity grants to non-employee directors outside of an equity compensation plan if:

  The director’s annual grant would exceed the above per director maximum other than a reasonable one-time grant upon joining the board.

RATIONALE: ISS will assess the non-employee director component (or reserve) of equity-based compensation plans based on the ISS compensation model (binomial) award value that is used for employee compensation purposes.  This will be consistent with our methodology for establishing the value of awards for employee participants and the plan generally.

The proposed maximum for non-employee director equity grants including options will then factor in: the difference between options and full value awards (i.e., time-vesting restricted stock); option terms (5, 7 or 10 years usually); share price volatility; expected forfeiture rate; and any other criteria factored into a binomial type evaluation.

Using the binomial equity award value, we have established a maximum non-employee director participation limit of the lesser of: (i) an aggregate reserve of 1% of the shares outstanding for all non-executive directors; and (ii) an annual equity award value of $100,000 per director.   Equity award refers to options, restricted stock, deferred stock units or any other equity grant made outside of or under an equity compensation plan, other than equity granted or taken in lieu of cash fees.

However, there may be director pay structures that have addressed institutional investor concerns so that directors truly have substantial “at risk” pay that achieves alignment of directors’ interests closely with those of shareholders, therefore some limited flexibility in implementing this guideline is necessary for those “best in class” director pay packages.

Best in Class Non-Employee Director Pay would require, at a minimum:

  Mandatory director shareholding requirements met by directors giving up cash for shares;

  Elimination of stock options (including SARs);

  Use of deferred share units, all or a portion of which would be taken in lieu of annual cash retainers;

  Minimal use of restricted stock or restricted share units and ONLY if mandatory vesting of at least three years or ideally until retirement from the board;

  Reasonable limit on non-employee director DSUs or RSUs that is fixed, priced at market and shareholder approved;

  No board discretion to amend the material terms or conditions of shareholder approved plans;

  Complete and clear disclosure of all elements of director pay and discussion of the rationale supporting the current director pay structure.

This list is not all-inclusive and other considerations such as overall corporate governance structure and performance may factor into our policy application.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-31-

Repricing Options

Generally vote AGAINST an equity-based compensation plan proposal if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

Repricing Proposals

Generally vote AGAINST proposals to re-price outstanding options, unless:

Repricing is part of a broader plan amendment that substantially improves the plan and provided that the following conditions are met:

  A value-for-value exchange is proposed;

  The five top paid officers are excluded;

  Options exercised do not go back into the plan OR the company commits to an annual burn rate cap.

RATIONALE:  Security Based Compensation Arrangements Section 613(h)(iii) of the TSX Company Manual requires security holder approval (excluding the votes of securities held directly or indirectly by insiders benefiting from the amendment) for a reduction in the exercise price or purchase price or an extension of the term of an award under a security based compensation arrangement benefiting an insider of the issuer notwithstanding that the compensation plan may have been approved by security holders.

ISS has long opposed option repricing and believes that any proposal to reduce the price of outstanding options including those held by non-insiders, should be approved by shareholders before being implemented (see discussion under Plan Amendment Provisions). Market deterioration, in and of itself, is not an acceptable reason for companies to reprice stock options and/or reset goals under performance plans.

The extension of option terms is also unacceptable.  Options are not meant to be a no-risk proposition and may lose their incentive value if the term can be extended when the share price dips below the exercise price. Shareholders approve option grants on the basis that recipients have a finite period during which to increase shareholder value, typically five to ten years.  As a company would not shorten the term of an option to reign in compensation during profitable bull market runs, it is not expected to extend the term during a market downturn when shareholders must suffer a decrease in shareholder value.

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Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5% or more beneficial ownership of the company) employee stock purchase plans where the following apply:

  Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

  Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company's equity plans is within the allowable cap for the company;

  Purchase price is at least 80% of fair market value with no employer contribution;

  Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less; and

  Plan Amendment Provision requires shareholder approval for amendments to:

    the number of shares reserved for the plan;

    the allowable purchase price discount;

    the employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25% of the employee contribution. In this case, the plan will be run through the ISS compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company's other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan. ISS will also take into account other compensation and benefit programs, in particular pensions.

Deferred Share Unit Plans

Generally vote FOR Deferred Compensation Plans if:

Potential dilution together with all other equity-based compensation is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

  Director stock ownership guidelines of a minimum of three times annual cash retainer

  Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years

  The mix of remuneration between cash and equity

  Other forms of equity-based compensation, i.e. stock options, restricted stock.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-33-

RATIONALE: Deferrred compensation plans generally encourage a sense of ownership in the company.  These types of deferred compensation arrangements are usually designed to compensate outside directors by allowing them the opportunity to take all or a portion of their annual retainer in the form of deferred units, the payment of which is postponed to some future time, typically retirement or termination of directorship and may be in cash and/or stock.

A DSU plan only requires shareholder approval if it reserves treasury shares. However, a number of companies continue to request shareholder approval for DSU plans funded by shares purchased in the open market. This type of plan will be evaluated on a qualitative basis in the same manner that ESPPs (see above) are evaluated. Eligibility and administration are key factors in determining the acceptability of such plans.

Treasury Funded Plans

Deferred share units awarded under any equity compensation plan where: i) the authorization of treasury shares for issuance is in payment of the DSUs; and ii) the DSU grants are not in-lieu of cash, would be evaluated by running the compensation model.

Shareholder Proposals on Compensation

Vote CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account:

  The target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Generally vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

Shareholder Advisory Vote Proposals

Generally vote FOR shareholder proposals requesting the adoption of an advisory shareholder vote to ratify the report of the compensation committee.

Generally vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

RATIONALE:  Based on the experience of other global markets where advisory votes are permitted, the consensus view is that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-34-

Supplemental Executive Retirement Plans (SERPS) Proposals

Generally vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

  Inclusion of equity-based compensation in the pension calculation;

  Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

  Addition of extra years service credited in other than exceptional circumstances and without compelling rationale;

  No absolute limit on SERP annual pension benefits (ideally expressed in $ terms);

  No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk”, as well as whether bonus payouts can exceed 100% of base salary.

Rationale:  The inclusion of bonus and unlimited incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as unacceptable market practice.  Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is absorbed by the company and its shareholders.

However, we appreciate the need for Canadian companies to attract and retain key executives in an increasingly competitive global economy and believe that a broader review of total compensation and performance are necessary in evaluating any compensation related proposal. Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be reasonable to include short term cash bonus amounts in the bonus calculation.  Therefore, ISS will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as problematic pay practices as outlined above.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-35-

6. Social and Environmental Issues

Generally vote CASE-BY-CASE taking the following into consideration:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;

  Whether the information requested relates to a meaningful percentage of the company’s business as measured by sales, assets and earnings;

  The degree to which the company’s stated position on the issue raised, or lack thereof, could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing, or investor, regulatory or legal sanctions;

  Whether the issues presented are more appropriately/effectively dealt with through government regulation or policy changes;

  Whether the company has already responded in an appropriate manner to the request embodied in the proposal;

  Whether the company’s analysis and voting recommendation to shareholders are persuasive;

  Whether the proposal itself is well framed and the cost of preparing a report, if requested, is reasonable;

  General industry standards for dealing with the issue taking into consideration the impact of globalization and acceptable standards for transnational corporations;

  Whether implementation of the proposal would achieve the objectives sought in the proposal;

  Whether the subject of the proposal is best left to the discretion of the board;

  Whether the requested information is available to shareholders from the company or other publicly available sources;

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

RATIONALE: These issues cover a wide range of topics, including consumer and product safety, environment and energy, general corporate issues, labor standards and human rights, HIV/AIDS and other health related issues, military business, and workplace diversity.

In evaluating any shareholder proposal, ISS seeks to determine if a shareholder resolution is reasonable in both scope and approach to a specific issue.  In most cases, our social and environmental issue voting recommendations will not seek to establish or enforce a “best practice” approach but rather we will establish industry standards to determine if the company falls outside of the accepted norms (thus creating risk exposure), evaluate the importance of the issue to the company’s core business, and evaluate the potential for impact on share value.

In evaluating these types of proposals, ISS examines whether the issue should be addressed on a company-specific basis. Many social and environmental proposals are beyond the scope of any one company and would be more properly or effectively addressed by government and/or broader regulatory action.  While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal may enhance the economic value of the company or conversely how it may reduce risk exposure that has the potential to substantially negatively impact shareholder value in either the short-term or long-term.  Proposals seeking reasonable disclosure on corporate responsibility issues will be supported unless current disclosure in the targeted area by the company is already satisfactory.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-36-

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2012 Canadian TSX Proxy Voting Guidelines	-37-

2012 International Proxy Voting Summary Guidelines

Dec. 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS' 2012 International Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

The following is a condensed version of the proxy voting recommendations contained in ISS’ International Proxy Voting Manual. Note that markets covered in this document exclude the U.S., Canada, Western European markets, Australia, New Zealand, and China, which are presented separately. In addition, ISS has country- and market-specific policies, which are not captured below.

INTRODUCTION	4

1. OPERATIONAL ITEMS	5
Financial Results/Director and Auditor Reports	5
Appointment of Auditors and Auditor Fees	5
Appointment of Internal Statutory Auditors	5
Allocation of Income	5
Amendments to Articles of Association	6
Change in Company Fiscal Term	6
Lower Disclosure Threshold for Stock Ownership	6
Amend Quorum Requirements	6
Transact Other Business	6

2. BOARD OF DIRECTORS	7
Director Elections	7
ISS Classification of Directors - International Policy 2011	8
Contested Director Elections	9
Discharge of Directors	9
Director, Officer, and Auditor Indemnification and Liability Provisions	10
Board Structure	10

3. CAPITAL STRUCTURE	11
Share Issuance Requests	11
General Issuances	11
Specific Issuances	11
Increases in Authorized Capital	11
Reduction of Capital	11
Capital Structures	11
Preferred Stock	12
Debt Issuance Requests	12
Pledging of Assets for Debt	12
Increase in Borrowing Powers	12
Share Repurchase Plans	12
Reissuance of Repurchased Shares	13
Capitalization of Reserves for Bonus Issues/Increase in Par Value	13

4. COMPENSATION	14
Compensation Plans	14
Director Compensation	14

ISS' 2012 International Proxy Voting Summary Guidelines	-2-

5. OTHER ITEMS	15
Reorganizations/Restructurings	15
Mergers and Acquisitions	15
Mandatory Takeover Bid Waivers	15
Reincorporation Proposals	15
Expansion of Business Activities	15
Related-Party Transactions	16
Antitakeover Mechanisms	16
Shareholder Proposals	16

DISCLOSURE/DISCLAIMER	17

ISS' 2012 International Proxy Voting Summary Guidelines	-3-

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS' institutional clients.

ISS' robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS' policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company's governance structure and historical practices, and its industry .

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS' Benchmark International Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the  Policy Gateway. If you have any questions, please contact usresearch@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

ISS' 2012 International Proxy Voting Summary Guidelines	-4-

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  Name of the proposed auditors has not been published;

  The auditors are being changed without explanation; or

  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;

  Questions exist concerning any of the statutory auditors being appointed; or

  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position.

ISS' 2012 International Proxy Voting Summary Guidelines	-5-

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its

AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

ISS' 2012 International Proxy Voting Summary Guidelines	-6-

2. BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; or

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

[Please see the ISS International Classification of Directors on the following page.]

ISS' 2012 International Proxy Voting Summary Guidelines	-7-

ISS Classification of Directors - International Policy 2011

Executive Director

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material [5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of  a  defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than

   10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current employee of the company or its affiliates;

  Relative[1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period);

  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

ISS' 2012 International Proxy Voting Summary Guidelines	-8-

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between t he company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed;

  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

ISS' 2012 International Proxy Voting Summary Guidelines	-9-

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

ISS' 2012 International Proxy Voting Summary Guidelines	-10-

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

  The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

ISS' 2012 International Proxy Voting Summary Guidelines	-11-

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capita l unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K./Ireland);

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

ISS' 2012 International Proxy Voting Summary Guidelines	-12-

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks; and/or

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

ISS' 2012 International Proxy Voting Summary Guidelines	-13-

4. COMPENSATION

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY- CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE- BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

ISS' 2012 International Proxy Voting Summary Guidelines	-14-

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

ISS' 2012 International Proxy Voting Summary Guidelines	-15-

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

  The nature of the asset to be transferred/service to be provided;

  The pricing of the transaction (and any associated professional valuation);

  The views of independent directors (where provided);

  The views of an independent financial adviser (where appointed);

  Whether any entities party to the transaction (including advisers) is conflicted; and

  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

ISS' 2012 International Proxy Voting Summary Guidelines	-16-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2012 International Proxy Voting Summary Guidelines	-17-

2012 European Proxy Voting Summary Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS' 2012 European Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

The following is a condensed version of the proxy voting recommendations contained in ISS’ European Proxy Voting Manual. Note that markets covered in this document exclude Central & Eastern Europe. The voting policy applied by ISS in the U.K. is that of the National Association of Pension Funds (NAPF) and an update to that policy will be issued by the NAPF.

INTRODUCTION	4

1. OPERATIONAL ITEMS	5
Financial Results/Director and Auditor Reports	5
Appointment of Auditors and Auditor Fees	5
Appointment of Internal Statutory Auditors	5
Allocation of Income	5
Amendments to Articles of Association	6
Change in Company Fiscal Term	6
Lower Disclosure Threshold for Stock Ownership	6
Amend Quorum Requirements	6
Transact Other Business	6

2. BOARD OF DIRECTORS	7
Director Elections	7
Director Terms	7
Bundling of Proposals	8
Board Independence	8
Disclosure of Nominee Names	9
Combined Chairman/CEO	9
Election of Former CEO as Chairman of the Board	9
Overboarded Directors	9
Voto di Lista (Italy)	10
One Board Seat per Director	10
Composition of Committees	10
Composition of the Nominating Committee (Sweden/Norway/Finland)	11
Election of Censors (France)	11
ISS Classification of Directors - European Policy 2011	12
Contested Director Elections	13
Discharge of Directors	14
Director, Officer, and Auditor Indemnification and Liability Provisions	14
Board Structure	14

3. CAPITAL STRUCTURE	15
Share Issuance Requests	15
General Issuances	15
Specific Issuances	15
Reduction of Capital	15
Capital Structures	15
Preferred Stock	15
Debt Issuance Requests	16

ISS' 2012 European Proxy Voting Summary Guidelines	-2-

Pledging of Assets for Debt	16
Increase in Borrowing Powers	16
Share Repurchase Plans	16
Reissuance of Repurchased Shares	17
Capitalization of Reserves for Bonus Issues/Increase in Par Value	17

4. COMPENSATION	18
Compensation Guidelines	18
Preamble	18
Executive Compensation-Related Proposals	18
Non-Executive Director Compensation	19
Equity-Based Compensation Guidelines	20
French Burn Rate Table for 2012	21
Compensation-Related Voting Sanctions	22

5. OTHER ITEMS	23
Reorganizations/Restructurings	23
Mergers and Acquisitions	23
Mandatory Takeover Bid Waivers	23
Reincorporation Proposals	23
Expansion of Business Activities	24
Related-Party Transactions	24
Antitakeover Mechanisms	24
Shareholder Proposals	24
Authority to Reduce Minimum Notice Period for Calling a Meeting	25

DISCLOSURE/DISCLAIMER	26

ISS' 2012 European Proxy Voting Summary Guidelines	-3-

INTRODUCTION

The primary purpose of a public corporation is to create sustainable value for its shareowners. To that end, ISS designs its proxy voting guidelines to enhance shareholders' long-term economic interests. ISS' Benchmark proxy voting guidelines serve as a tool to assist institutional investors in meeting their fiduciary requirements with respect to voting by promoting shareholder value creation and risk mitigation at their portfolio firms.

ISS reviews and updates its proxy voting guidelines each year, taking into account emerging issues and trends, the evolution of market standards, regulatory changes, and feedback provided by ISS' institutional clients.

ISS' robust and transparent policy formulation process includes an exhaustive review of relevant empirical studies and other factual data, an annual policy survey of institutional clients and corporate issuers, policy roundtables with a wide range of industry constituents, and an open comment period on draft policy changes. ISS also conducts internal research to validate assumptions and policy positions.

The Benchmark Policy Guidelines consider market-specific recommended best practices, transparency, and disclosure when addressing issues such as board structure, director accountability, corporate governance standards, executive compensation, shareholder rights, corporate transactions, and social/environmental issues.

ISS' policy guidelines require the consideration of company-specific circumstances. When issuing a vote recommendation on a proposal, ISS considers historical operating and investment performance, company disclosure (and proponent/dissident disclosure, if applicable), the company's governance structure and historical practices, and its industry .

In applying these policies, ISS often engages with public issuers, shareholders, activists, and other stakeholders to seek additional information and to gain insight and context in order to provide our clients with informed vote recommendations. This engagement process enhances dialogue and promotes a higher level of understanding between investors and the companies in which they invest.

In formulating proxy voting policies, ISS assesses the potential costs and benefits of the adoption or rejection of the underlying ballot items. Where the economic impact of a ballot item is not apparent and may involve trade-offs, the guidelines direct analysts to consider the economic consequences as well as potential risks to shareholders of approval.

This document presents ISS' Benchmark European Corporate Governance Policies. The document, along with other policy documents, is available on our Web site under the   Policy Gateway. If you have any questions, please contact   ISS_EU-research@issgovernance.com.

These policies will be effective for meetings on or after Feb. 1, 2012.

ISS' 2012 European Proxy Voting Summary Guidelines	-4-

1. OPERATIONAL ITEMS

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the (re)election of auditors and/or proposals authorizing the board to fix auditor fees, unless:

  There are serious concerns about the procedures used by the auditor;

  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

  External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  Name of the proposed auditors has not been published;

  The auditors are being changed without explanation; or

  Fees for non-audit services exceed standard annual audit-related fees (only applies to companies on the MSCI EAFE index and/or listed on any country main index).

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events (initial public offerings, bankruptcy emergencies, and spinoffs) and the company makes public disclosure of the amount and nature of those fees, which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, ISS may recommend AGAINST the auditor's (re)election. For concerns related to fees paid to the auditors, ISS may recommend AGAINST remuneration of auditors if this is a separate voting item; otherwise ISS may recommend AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

  There are serious concerns about the statutory reports presented or the audit procedures used;

  Questions exist concerning any of the statutory auditors being appointed; or

  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ISS' 2012 European Proxy Voting Summary Guidelines	-5-

Allocation of Income

Vote FOR approval of the allocation of income, unless:

  The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

  The payout is excessive given the company's financial position.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

ISS' 2012 European Proxy Voting Summary Guidelines	-6-

2. BOARD OF DIRECTORS

Director Elections

Vote FOR management nominees in the election of directors, unless:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There are any records of abuses against minority shareholder interests; or

  The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

In Europe, ISS looks at different factors to determine a recommendation regarding director elections. The following factors are taken into account:

Director Terms

For Belgium, Denmark, Finland, France, Italy, Netherlands, Norway, Sweden, and Switzerland, vote AGAINST the election or (re)election of any director when the term is not disclosed or when it exceeds four years and adequate explanation for noncompliance has not been provided.

For Spain, generally vote AGAINST the (re)election of any director (except for the CEO) who will serve for a term exceeding four years. However, in determining vote recommendations on the (re)election of directors, the following additional factors will be taken into account on a CASE-BY-CASE basis:

  Composition of the board and its committees (e.g., independence as defined by ISS criteria);

  Board functioning (attendance, evaluation);

  Company disclosure on internal rules and/or a resignation schedule to organize staggered (re)elections of the board members in order to avoid too many reappointments coming up for simultaneous review; and

  The company's overall governance practices.

ISS' 2012 European Proxy Voting Summary Guidelines	-7-

Vote AGAINST article amendment proposals seeking extensions of director terms. In cases where a company's articles provide for a shorter limit, and where such a company wishes to extend a director term from three to four ye ars, for example, vote AGAINST based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals

For France, Germany and Spain, vote AGAINST the election or reelection of any directors if the company proposes a single slate of directors.

Board Independence

For the markets of Austria, Belgium, Germany, France, Spain, Switzerland, and the Netherlands, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS' director categorization guidelines). If a nominee cannot be categorized, ISS will assume that person is non-independent and include that nominee in the calculation. The policy will apply to widely held companies* in these seven markets.

For the markets of Denmark, Norway, Finland, Sweden, Luxembourg, ISS will apply the same policy to recommend AGAINST non-independent directors if there is not a majority independent board, but only for those companies that are part of a local blue chip market index and/or MSCI-EAFE index.

In Ireland, vote AGAINST non-independent directors if there is not a majority independent board, but only for those companies that are constituents of ISE 20. Companies that are not part of the ISE 20 will be required to have at least two independent NEDs on the board, as required by the Combined Code of Corporate Governance, as applied in Ireland. In instances where this is not the case, ISS will consider voting against the non-independent members of the board.

For widely held companies* in Austria and Germany that must by law include labor representatives, ISS will require that one-third of the total board be independent. For Swedish, Norwegian, and Danish local blue chip and/or MSCI EAFE companies, this policy will apply to shareholder-elected board members. In addition, ISS will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

In Portugal, companies that belong to the PSI-20 and/or MSCI EAFE index will be required to have at least a 25 percent independent board, as recommended by the Code of Corporate Governance issued by the Portuguese Securities Exchange. Vote AGAINST the entire slate of candidates (bundled elections) or vote AGAINST the election of any non-independent directors (unbundled elections) if board independence level does not meet the recommended 25-percent threshold.

In Italy, companies that are part of a local blue chip market index and/or MSCI-EAFE index with a controlling shareholder will be required to have at least one-third of independent members (33 percent), and for all other companies, at least half of the board should be independent (50 percent).

Carve-outs: For all markets, if a company is family-controlled or has a majority shareholder, ISS will apply an independence rule that is proportionate to the economic interest of the controlling family or majority shareholder. NOTE: “controlled company” is defined based on economic interest and not voting power.

For widely held European companies* not covered by this policy, language will be included in ISS analyses indicating the preference for at least a 50 percent independent board.

ISS' 2012 European Proxy Voting Summary Guidelines	-8-

Disclosure of Nominee Names

Vote AGAINST the (re)election of any directors when the names of the nominees are not available at the time the ISS analysis is being written. This policy will be applied to all companies in these markets, for bundled as well as unbundled items.

Combined Chairman/CEO

Vote AGAINST (re)election of a combined chair/CEO at widely held European companies*.

However, when the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances. In this respect, the vote recommendation would be made on a CASE-BY-CASE basis. In order for ISS to consider a favorable vote recommendation for a combined chair/CEO to serve on an interim basis, the company would need to provide adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

This policy will be applied to all widely held European companies* that propose the (re)election of a combined chair/CEO to the board, including cases where the chair/CEO is included in an election by slate.

Election of Former CEO as Chairman of the Board

ISS will generally recommend a vote against the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies* in Germany, the U.K. and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board's chairman, ISS will generally recommend a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board. Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

  There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

  The former CEO is proposed to become the board's chairman only on an interim or temporary basis; or

  The former CEO is proposed to be elected as the board's chairman for the first time after a reasonable cooling-off period.

  The board chairman will not receive a level of compensation comparable to the company's executives nor assume executive functions in markets where this is applicable.

Overboarded Directors

In markets where local law or best practice governance codes address overboarding, disclosure is sufficient (such as detailed director biographies which include information on the director's role on the board and other external appointments both in the local market and abroad), and markets permit individual election of directors, vote against a candidate when he/she holds an excessive number of board appointments referenced by the more stringent of the provisions prescribed in local law or best practice governance codes. An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO or chair; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards.

For markets that adopt this overboarding principle but their governance codes do not go as far as prescribing a desired maximum number of boards or their local governance codes provide for less stringent requirements, as a general rule ISS expects directors not to hold more than a total of five board appointments.

ISS' 2012 European Proxy Voting Summary Guidelines	-9-

Appreciating that time commitment varies between the roles of an executive director, a chairman, and a non-executive director, unless local corporate governance codes provide specific weightings, the following rule will apply:

  Executive directors are expected not to hold other executive or chairmanship positions. They may, however, hold up to two other non-executive directorships.

  Chairmen are expected not to hold other executive positions or more than one other chairmanship position. They may, however, hold up to three other non-executive directorships.

  NEDs who do not hold executive or chairmanship positions may hold up to four other non-executive directorships.

ISS will take into account board positions held in global publicly listed companies.

For directors standing for (re)election at French companies, take into account board appointments as censors in French publicly listed companies.

Voto di Lista (Italy)

In Italy, for MSCI EAFE companies, the election of directors takes place through the voto di lista mechanism (similar to slate elections). Unfortunately, the various lists are rarely released more than 10 days in advance of the meeting. Before the list s of director nominees are disclosed, ISS will recommend a vote AGAINST the director elections at such companies. Once the various lists of nominees are disclosed, ISS will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular slate.

One Board Seat per Director

In cases where a director holds more than one board seat and corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the (re)election of such legal entities and vote on the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, vote on the legal entity and AGAINST the (re)election of the physical person.

Composition of Committees

Vote AGAINST the (re)election of executive members of the audit or remuneration committees. ISS may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, ISS may consider that the entire board fulfills the role of a committee. In such case, ISS may vote AGAINST the executives, including the CEO, up for election to the board.

Carve-out: Italy, Greece, Cyprus, and Portugal are excluded from applying this policy.

Vote AGAINST the (re)election of non-independent members of the audit committee and/or the remuneration committee if their (re)election would lead to a non-independent majority on the respective committee.

Carve-out: Germany, France, Luxembourg, Italy, Greece, Cyprus, Portugal, Spain, Sweden, Norway, Finland, Denmark, and Austria are exempt from applying this policy.

These policies apply only to companies for which ISS includes overall board independence as a factor in its analysis of board elections.

ISS' 2012 European Proxy Voting Summary Guidelines	-10-

Markets where local corporate governance codes prescribe specific composition requirements are assessed in accordance with compliance with their local codes. More stringent requirements are applied to those markets whose local corporate governance codes prescribe more robust composition requirements.

Composition of the Nominating Committee (Sweden/Norway/Finland)

Vote FOR proposals in Sweden, Norway, and Finland to elect or appoint a nominating committee consisting mainly of non- board members.

Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

The above policy notwithstanding, vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions are met:

1. A member of the executive management would be a member of the committee;

2. More than one board member who is dependent on a major shareholder would be on the committee; or

3. The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

For widely held companies*, generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee's situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

*ISS will define a "widely held" company using the following factors:

1. Number of clients holding the security; and

2. Membership in a major index.

ISS' 2012 European Proxy Voting Summary Guidelines	-11-

ISS Classification of Directors - European Policy 2011

Executive Director

  Employee or executive of the company;

  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

  Any director who is attested by the board to be a non-independent NED;

  Any director specifically designated as a representative of a significant shareholder of the company;

  Any director who is also an employee or executive of a significant shareholder of the company;

  Any director who is nominated by a dissenting significant shareholder, unless there is a clear lack of material [5] connection with the dissident, either currently or historically;

  Beneficial owner (direct or indirect) of at least 10 percent of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

  Government representative;

  Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

  Relative[1] of a current employee of the company or its affiliates;

  Relative[1] of a former executive of the company or its affiliates;

  A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

  Founder/co-founder/member of founding family but not currently an employee;

  Former executive (five-year cooling off period);

  Excessive years of service from date of first appointment, as determined by the EC Recommendation 2005/162/EC, local corporate governance codes, or local best practice, is generally a determining factor in evaluating director independence.[4]

  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

  No material[5] connection, either directly or indirectly, to the company (other than a board seat) or the dissenting significant shareholder.

Employee Representative

  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

ISS' 2012 European Proxy Voting Summary Guidelines	-12-

Footnotes:

[1] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company's turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, A business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company's shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company's total assets, is more than 5 percent.

[4] For example, the EC recommendation 2005/162/EC's definition of independence provides that in order to remain independent, a non- executive director shall have served on the [supervisory] board for no more than 12 years. For countries governed by ISS' European policy, ISS will follow the EC recommendation and apply stricter tenure limits where recommended by local corporate governance codes or established by local best practice.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Contested Director Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, ISS will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Whether a takeover offer has been rebuffed;

  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, ISS will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e. , maximize long-term shareholder value).

ISS' 2012 European Proxy Voting Summary Guidelines	-13-

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify external auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

ISS' 2012 European Proxy Voting Summary Guidelines	-14-

3. CAPITAL STRUCTURE

Share Issuance Requests

General Issuances

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital (33 percent for the U.K., 50 percent for France).

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital (5 percent for the U.K.).

For France, vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

ISS may recommend a vote for issuance requests only if the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the U.K and Netherlands).

Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE -BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capita l unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

ISS' 2012 European Proxy Voting Summary Guidelines	-15-

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

  A repurchase limit of up to 10 percent of outstanding issued share capital (15 percent in U.K/Ireland);

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. ISS may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders' interests. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

ISS' 2012 European Proxy Voting Summary Guidelines	-16-

In markets where it is normal practice not to provide a repurchase limit, ISS will evaluate the proposal based on the company's historical practice. However, ISS expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

  A holding limit of up to 10 percent of a company's issued share capital in treasury (“on the shelf”); and

  A duration of no more than 18 months.

In addition, ISS will recommend AGAINST any proposal where:

  The repurchase can be used for takeover defenses;

  There is clear evidence of abuse;

  There is no safeguard against selective buybacks; and/or

  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

  The duration of the authorization is limited in time to no more than 18 months;

  The total number of shares covered by the authorization is disclosed;

  The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

  A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

  The company has a clean track record regarding repurchases.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

ISS' 2012 European Proxy Voting Summary Guidelines	-17-

4. COMPENSATION

Compensation Guidelines

Preamble

The assessment of compensation follows the ISS Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The ISS Global Principles on Compensation underlie market-specific policies in all markets:

1. Provide shareholders with clear, comprehensive compensation disclosures;

2. Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;

3. Avoid arrangements that risk “pay for failure;”

4. Maintain an independent and effective compensation committee;

5. Avoid inappropriate pay to non-executive directors.

In line with European Commission Recommendation 2004/913/EC, ISS believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, ISS has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. ISS analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

I.               Executive compensation-related proposals; and

II.              Non-executive director compensation-related proposals

Executive Compensation-Related Proposals

ISS will evaluate management proposals seeking ratification of a company's executive compensation-related items on a CASE-BY-CASE basis, and will generally recommend a vote AGAINST a company's compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1. Provide shareholders with clear and comprehensive compensation disclosures:

1.1 Information on compensation-related proposals shall be made available to shareholders in a timely manner;

1.2 The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;

1.3 Companies shall adequately disclose all elements of the compensation, including:

1.3.1 Any short- or long-term compensation component must include a maximum award limit.

1.3.2 Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.

1.3.3 Discretionary payments, if applicable.

ISS' 2012 European Proxy Voting Summary Guidelines	-18-

2.  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value:

2.1 The structure of the company's short-term incentive plan shall be appropriate.

2.1.1 The compensation policy must notably avoid guaranteed or discretionary compensation.

2.2 The structure of the company's long-term incentives shall be appropriate, including, but not limited to,

dilution, vesting period, and, if applicable, performance conditions.

2.2.1 Equity-based plans or awards that are linked to long-term company performance will be evaluated using ISS' general policy for equity-based plans; and

2.2.2 For awards granted to executives, ISS will generally require a clear link between shareholder value and awards, and stringent performance-based elements.

2.3 The balance between short- and long-term variable compensation shall be appropriate

2.3.1 The company's executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)

3. Avoid arrangements that risk “pay for failure”:

3.1 Severance pay agreements must not be in excess of (i) 24 months' pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.

3.2 Arrangements with a company executive regarding pensions and post-mandate exercise of equity- based awards must not result in an adverse impact on shareholders' interests or be misaligned with good market practices.

3.3 The board shall demonstrate good stewardship of investor's interests regarding executive compensation practices.

3.3.1 There shall be a clear link between the company's performance and variable awards.

3.3.2 There shall not be significant discrepancies between the company's performance and real executive payouts.

4. Maintain an independent and effective compensation committee:

4.1 No executives may serve on the compensation committee.

4.2 In certain markets the compensation committee shall be composed of a majority of independent members, as per ISS policies on director election and board or committee composition.

In addition to the above, ISS will generally recommend a vote AGAINST a compensation-related proposal if such proposal is in breach of any other supplemental market-specific ISS voting policies.

Non-Executive Director Compensation

5. Avoid inappropriate pay to non-executive directors:

ISS will generally recommend a vote FOR proposals to award cash fees to non-executive directors, and will otherwise:

Recommend a vote AGAINST where:

  Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

  Proposed amounts are excessive relative to other companies in the country or industry.

  The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

  Proposals provide for the granting of stock options, or similarly structured equity-based compensation, to non- executive directors.

  Proposals introduce retirement benefits for non-executive directors.

ISS' 2012 European Proxy Voting Summary Guidelines	-19-

And recommend a vote on a CASE-BY-CASE basis where:

  Proposals include both cash and share-based components to non-executive directors.

  Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

ISS will generally recommend a vote FOR equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following ISS guidelines:

  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under ISS criteria (challenging criteria)*;

The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

* Market-specific provisions for France:

  The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

  In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

  Finally, for large- and mid-cap companies, the company's average three-year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

ISS' 2012 European Proxy Voting Summary Guidelines	-20-

French Burn Rate Table for 2012

GICS	SECTOR	Mean	Standard Deviation	2012 Burn Rate Cap
1010	ENERGY	0.95%	0.73%	1.69%
1510	MATERIALS	0.40%	0.36%	0.76%
2010-2030	INDUSTRIALS	0.66%	0.58%	1.24%
2510-2550	CONSUMER DISCRETIONARY	0.64%	0.44%	1.09%
3010-3030	CONSUMER STAPLES	0.44%	0.22%	0.66%
3510-3520	HEALTHCARE	0.60%	0.65%	1.25%
4010-4040	FINANCIALS	0.40%	0.46%	0.86%
4510-5010	TECHNOLOGY & TELECOM	1.44%	1.04%	2.48%
5510	UTILITIES	0.44%	0.45%	0.89%

ISS' 2012 European Proxy Voting Summary Guidelines	-21-

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote AGAINST other "appropriate" resolutions as a mark of discontent against such practices.

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

1. The (re)election of members of the remuneration committee;

2. The discharge of directors; or

3. The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote recommendations regardless of the companies remuneration practices.

ISS' 2012 European Proxy Voting Summary Guidelines	-22-

5. OTHER ITEMS

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

ISS' 2012 European Proxy Voting Summary Guidelines	-23-

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

  The parties on either side of the transaction;

  The nature of the asset to be transferred/service to be provided;

  The pricing of the transaction (and any associated professional valuation);

  The views of independent directors (where provided);

  The views of an independent financial adviser (where appointed);

  Whether any entities party to the transaction (including advisers) is conflicted; and

  The stated rationale for the transaction, including discussions of timing.

If there is a transaction that ISS deemed problematic and that was not put to a shareholder vote, ISS may recommend against the election of the director involved in the related-party transaction or the full board.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

ISS' 2012 European Proxy Voting Summary Guidelines	-24-

Authority to Reduce Minimum Notice Period for Calling a Meeting

A recommendation to approve the “enabling” authority proposal would be on the basis that ISS would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-day's notice, ISS will generally recommend in favor of a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-sensitive, such as the approval of incentive plans, ISS would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, ISS would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal ISS will take into consideration the company's use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, ISS will consider a vote AGAINST the enabling authority for the coming year.

ISS' 2012 European Proxy Voting Summary Guidelines	-25-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or , in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2012 European Proxy Voting Summary Guidelines	-26-

2012 Japan Proxy Voting Summary Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS' 2012 Japan Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

1. Approval of Financial Statements	4
2. Income Allocation	5
3. Election of Directors	6
Independence criteria for Japan	6
Attendance	8
Poor performance and corporate scandal	8
Shareholder-unfriendly behavior	8
4. Election of Statutory Auditors	9
5. Article Amendments	10
Expansion of business activities	10
Adoption of a U.S.-style three committee board structure	10
Increase in authorized capital	10
Creation/modification of preferred shares/class shares	10
Repurchase of shares at board's discretion	10
Allow company to make rules governing exercise of shareholders' rights	10
Amendments related to takeover defenses	10
Decrease in maximum board size	10
Supermajority vote requirement to remove a director	10
Reduce directors' term in office from two years to one year	11
Limitations of liability for directors/statutory auditors	11
Limitations of liability for external auditors	11
Payment of dividends at the board's discretion	11
MBO-related amendments	11
6. Annual Bonuses for Directors/Statutory Auditors	12
7. Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System	13
Retirement Bonuses	13
Special Payments in Connection with Abolition of Retirement Bonus System	13
8. Stock Option Plans/Deep-Discounted Stock Option Plans	14

ISS' 2012 Japan Proxy Voting Summary Guidelines	-2-

Stock Option Plans	14
Deep-Discounted Stock Option Plans	14
9. Director Compensation Celing	15
10. Statutory Auditor Compensation Ceiling	16
11. Audit Firm Appointments	17
12. Share Repurchase Plans	18
13. Takeover Defense Plans (Poison Pills)	19
14. Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)	21
15. Shareholder Proposals	22
Disclosure/Disclaimer	23

ISS' 2012 Japan Proxy Voting Summary Guidelines	-3-

1.  Approval of Financial Statements

Vote FOR approval of financial statements, unless:

  External auditor expressed no opinion, or raised concerns; or

  Statutory auditors/audit committee raised concerns; or

  There are concerns about the financial statements presented or audit procedures used.

Summary

Most companies around the world submit these reports to shareholders for approval. However in Japan, this item usually will not be put to a shareholder vote, but will only be presented as a reporting item as allowed under disclosure regulations. Accordingly, shareholders should be cautious if this item is on agenda items because that would mean that special circumstances emerge thereby requiring companies to seek shareholder approval. For instance, the item could be proposed because the auditors were unable to finish auditing in time for the audit report to be included in the proxy circular, or raised questions about the financial statements. In those cases, a detailed case-by-case analysis will apply.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-4-

2.  Income Allocation

Vote FOR approval of income allocation, unless:

  Payout ratio is consistently low without adequate justification; or

  Payout ratio is too high, potentially damaging financial health.

Summary

In the past, the first voting resolution at nearly all Japanese AGMs was approval of the allocation of income and the final dividend for the year under review. However, companies that have amended their articles to authorize the board to determine income allocation are no longer required to seek shareholder approval of the income allocation. Likewise, companies that are not paying a dividend will also have no income allocation proposals.

As long as the dividend payout ratio is within a range of 15 percent to 100 percent, we generally support this resolution. If the payout ratio does not fall in this range, ISS will evaluate this resolution on a case-by-case basis. Particular attention will be paid to cases where a company proposes to pay a dividend exceeding its net profit, as such payments could damage the company's long-term financial health.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-5-

3.  Election of Directors

ISS has two policies for director elections in Japan: one for companies with a statutory auditor board structure, and the other for companies with a U.S.-type three committee structure. Regardless of governance structure, Vote FOR the election of directors, except for:

  A top executive1  if the board after the shareholder meeting does not include at least one outsider, regardless of independence (This new provision of the policy will be fully implemented at all Japanese companies beginning in 2013); or

  A top executive at a company that has a controlling shareholder, where the board after the shareholder meeting does not include at least two independent directors based on ISS independence criteria for Japan; or

  An outside director nominee who attended less than 75 percent of board meetings during the year under review2 ; or

  A top executive who is responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders.

In addition, at companies with a U.S.-type three committee structure, Vote FOR the election of directors, unless:

  The outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board after the shareholder meeting is not majority independent; or

  Where a company has a controlling shareholder, the director nominee who sits on the nomination committee and is an insider, or non-independent outsider, when the board after the shareholder meeting does not include at least two independent directors based on ISS independence criteria for Japan.

Regardless of governance structure, under extraordinary circumstances, vote AGAINST individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Independence criteria for Japan

Those outside director candidates falling into any of the following categories should be regarded as non-independent.

________________________

1. In most cases, the top executive will be the “shacho” (president). However, there are companies where the ultimate decision-making authority rests with the “kaicho” (executive chairman) or “daihyo torishimariyaku” (representative director).

2. The attendance of inside directors is not disclosed in Japan.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-6-

  Individuals who work or worked at major shareholders of the company in question;

  Individuals who work or worked at main lenders/banks to the company in question;

  Individuals who work or worked at the lead underwriter(s) of the company in question;

  Individuals who work or worked at business partners of the company in question and the transaction value is material from the recipient’s perspective or is not disclosed;

  Individuals who worked at the company's audit firm;

  Individuals who offer or offered professional services such as legal advice, financial advice, tax advice or consulting services to the company in question; or

  Individuals who have a relative(s) working at the company in question.

Summary

Unlike U.S. boards, most Japanese boards are essentially executive committees and play a minimal role in management oversight. At companies with a statutory auditor structure (which account for about 98 percent of public Japanese companies), there is no legal requirement that boards have outside directors. About half of Japanese companies still do not have any outsiders. However, companies with a U.S.-type three committee structure are required by law to have at least two outside directors.

Corporate Japan has long been criticized for lack of outside oversight, let alone independence. Global comparison of board independence shows that Japanese boards lag far behind foreign counterparts, and it was customary for Japanese boards to be composed entirely of insiders. Nevertheless, the situation has changed, albeit slowly, over the years, and it was during 2010 when more than half of Japanese companies (regardless of board structure) came to have at least one outsider for the first time (50.4 percent, based on ISS data). For companies covered by ISS in 2011, where director elections were proposed, the number slightly increased to 51.0 percent.

Given that a majority of Japanese boards already have at least one outsider, and in light of regulatory development reflecting changing public awareness toward the importance of board independence, having outsiders on boards is no longer considered an alien concept among the Japanese business community, corporations, and institutional shareholders. Furthermore, reflecting recent corporate scandals (Olympus and Daio Paper), the argument for increasing board supervision is now being called for more urgently than ever.

Outsiders at companies with a statutory auditor system

The new policy provision (opposing a company's top executive if the board does not include at least one outside director) at companies with a statutory auditor system reflects that changing environment, but will not be implemented until 2013. This one-year moratorium is intended to give companies sufficient time to recruit qualified outside director candidates.

Unlike companies with a three committee structure, there are no requirements to set up nomination committees at companies with a statutory auditor system, which should be held formally responsible for the director nomination process. In the absence of such requirements, the top executive is usually the final decision maker regarding the director nominee selection process at companies with a statutory auditor system. Therefore, it is reasonable to oppose a top executive for concerns about board composition.

As of December 2011, Japan's Ministry of Justice is considering requiring Japanese listed companies to appoint at least one outside director on boards. However, because of strong opposition from issuers, there is no guarantee that such a requirement will be incorporated into practice. Even if it were to be required, it would still take a few years before enforcement. As regulatory changes are expected to be made, ISS will revisit this policy accordingly.

Affiliated outsiders at companies with a statutory auditor system

Some shareholders may oppose outside director nominees, at companies with a statutory auditor system, whose independence is questionable in order to send a message to the board that companies should appoint independent outsiders. However, such votes could backfire, as companies may instead be discouraged from appointing outside directors altogether because there are no requirements to appoint outsiders. If this were the case, boards could end up with all insiders, which will not be in the interests of shareholders. Accordingly, ISS does not oppose outside directors simply because of the lack of independence at companies with a statutory auditor system.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-7-

Companies with a three committee structure

Where a company adopts the so-called U.S.-type three committee structure, the role of outside directors becomes critical, and an emphasis on the independence of those directors is appropriate. Such companies are required to appoint at least two outside directors. Therefore, ISS opposes outside director nominees who do not meet our criteria for independence, unless the board after the shareholder meeting is majority independent.

Controlled companies

ISS opposes the reelection of the top executive at any company that has controlling shareholders, if the board after the shareholder meeting does not include at least two independent directors. This policy is intended to protect the interests of minority shareholders.

Furthermore, if a company with a three committee structure has controlling shareholders, ISS also recommends voting against the reappointment of nomination committee members who are insiders or affiliated outsiders, unless the board after the shareholder meeting includes at least two independent directors. Those committee members should be held responsible for the lack of independence.

Attendance

We believe that effective management oversight can be realized by having independent board members who actively participate in board deliberations. As such, we pay attention to attendance rates. If an outside director attends fewer than 75 percent of board meetings, without a reasonable excuse, ISS will generally recommend a vote against that director's reelection.

Poor performance and corporate scandal

ISS also considers recommending votes against nominees for clear mismanagement, as manifested in egregiously poor stock and financial performance or corporate scandals, including fraudulent or criminal activity, which led to shareholder value destruction. Factors we evaluate to that end include financial impact, administrative orders by regulators, stock market reaction, as well as reputational damage.

Shareholder-unfriendly behavior

We factor in shareholder-unfriendly behavior in evaluating director election proposals. Such behavior may include the introduction of a poison pill without a shareholder vote, or a capital strategy leading to shareholder value destruction such as a dilutive third-party placement without a shareholder vote, as well as large-scale public offerings without convincing rationales.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-8-

4.  Election of Statutory Auditors

Vote FOR election of statutory auditors, unless:

  The outside statutory auditor nominee is regarded as non-independent based on ISS independence criteria for Japan3 ; or

  The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

  The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Summary

ISS believes that management oversight by independent statutory auditors is crucial to ensure that companies have better governance. Japan's Corporate Law allows companies to choose between two governance structures: a statutory auditor system, and a U.S.-type three committee system. About 98 percent of Japanese public companies employ a statutory auditor system, and for those companies, there is no legal requirement that boards have outside directors. Based on Japanese meetings, covered by ISS during 2011, where director elections were proposed, 50.3 percent of companies with a statutory auditor system do not have any outsiders. At these companies, the board of directors essentially functions as an executive committee and plays a minimal role in management oversight, which is instead left to the board of statutory auditors.

Given the frequent lack of independent outside directors at Japanese companies, it is critically important to have independent outside statutory auditors. Therefore, ISS opposes any outside statutory auditor nominees who do not meet our criteria for independence. If outside nominees are voted down, companies need to appoint other outside candidates because the law requires that at least half of a company's statutory auditors be designated as outside statutory auditors. Because the law requires that the statutory auditor board be composed of at least three members, companies need to have at least two outside statutory auditors to meet the legal requirement.

As in the case of outside directors, we pay attention to attendance rates. If an outside statutory auditor attends fewer than 75 percent of meetings of the board of directors or board of statutory auditors, without a reasonable excuse, ISS will generally recommend a vote against that statutory auditor's reelection. In addition, ISS considers recommending votes against statutory auditor nominees in cases of corporate scandals, including fraudulent or criminal activity, which have led to shareholder value destruction.

_____________________

3. ISS uses the same independence criteria for directors and statutory auditors. See “Election of Directors.”

ISS' 2012 Japan Proxy Voting Summary Guidelines	-9-

5.  Article Amendments

Amendments are nearly always bundled together as a single voting resolution, and ISS' general approach is to oppose article amendments as a whole when they include changes we oppose. The following are some of the most common or significant types of changes to articles.

Expansion of business activities Vote FOR this change, unless:

  A company has performed poorly for several years and seeks business expansion into a risky enterprise unrelated to its core business.

Adoption of a U.S.-style three committee board structure Vote FOR this change, unless:

  None of the outside director candidates meets ISS criteria on independence4 .

Increase in authorized capital Vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase. Otherwise,

Vote FOR this change, unless:

  The increase in authorized capital exceeds 100 percent of the currently authorized capital; or

  The increase leaves the company with less than 30 percent of the proposed authorized capital outstanding; or

  The increase is intended for a poison pill, which ISS opposes.

Creation/modification of preferred shares/class shares Vote CASE-BY-CASE on this request

Repurchase of shares at board's discretion Vote AGAINST this change.

Allow company to make rules governing exercise of shareholders' rights Vote AGAINST this change.

Amendments related to takeover defenses Vote FOR this change, unless:

  ISS opposes or has opposed the poison pill proposal by itself.

Decrease in maximum board size Vote FOR this change, unless:

  The decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority vote requirement to remove a director Vote AGAINST this change.

___________________________

4. See “Election of Directors” for ISS criteria on independence.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-10-

Reduce directors' term in office from two years to one year  Vote  FOR this change.

Limitations of liability for directors/statutory auditors  Vote FOR this change.

Limitations of liability for external auditors  Vote AGAINST this change.

Payment of dividends at the board's discretion  Vote AGAINST this change.

MBO-related amendments  Vote CASE-BY-CASE on this request.

Summary

The governance profile of a Japanese company is largely stipulated in its articles of incorporation. Requests for amendments cover various issues ranging from capital increases and changes to capital structures, to changes to board size and composition. Takeover defense-related changes are often included in articles as well. Once the articles are amended to authorize a company to carry out a specific action, shareholders will usually have no opportunities to vote on such action in the future. Therefore, these resolutions require scrutiny. This is particularly true under the Corporate Law, enacted in 2006, which is largely designed to give more authority to boards than under the old Commercial Code, on condition that shareholders approve changes to articles of incorporation.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-11-

6.  Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless:

  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Summary

Companies usually make annual bonus payments without shareholder approval as there are no legal requirements requiring companies to seek shareholder approval before making such payments. Accordingly, seeking shareholder approval itself should be viewed as a positive practice. In addition, the amounts are rarely excessive, and therefore, ISS usually supports the proposal. However, when companies suffer from poor financial and stock performance, or have experienced corporate scandals, ISS will consider recommending a vote against the proposals.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-12-

7.  Retirement Bonuses/Special Payments in Connection with Abolition of Retirement Bonus System

Retirement Bonuses

Vote FOR approval of retirement bonuses, unless:

  Recipients include outsiders5 ; or

  Neither the individual payments nor the aggregate amount of the payments is disclosed; or

  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

  Recipients include outsiders6 ; or

  Neither the individual payments nor the aggregate amount of the payments is disclosed; or

  Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Summary

The expectation of receiving a retirement bonus can serve as a disincentive for outside directors or statutory auditors to speak out against management. Accordingly, ISS opposes the payment of retirement bonuses to outsiders. In addition, if neither the individual payments nor the aggregate amount of the payments is disclosed, we oppose the payments. Furthermore, we do not believe it is appropriate to grant retirement benefits to those who can be held responsible for shareholder value destruction resulting from corporate scandals or poor financial performance.

_________________________

5. However, in rare occasions, ISS may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.

6. Idem

ISS' 2012 Japan Proxy Voting Summary Guidelines	-13-

8.  Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Vote FOR approval of stock option plans, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

  The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Vote FOR approval of deep-discounted stock option plans, unless:

  Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

  Recipients include individuals who are not in a position to affect the company's stock price, including employees of business partners or unspecified "collaborators;" or

  The maximum number of options that can be issued per year is not disclosed; or

  No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Summary

As the number of agenda items at Japanese companies has declined in recent years, compensation-related proposals have increased in relative importance. This is particularly true of stock options, which can be beneficial or disadvantageous to independent shareholders, depending on the plan design. ISS will evaluate stock options mainly in terms of potential dilution, option recipients, exercise period, exercise price, and performance hurdles (if any).

While dilution is an important factor in evaluating options, Japanese companies' dilution, particularly at large companies, has been modest. As such, this is seldom an issue. On the other hand, in order to align the interests of option recipients with those of independent shareholders, we believe that some mechanism to that end will be called for. We will pay attention to whether performance hurdles are disclosed in the proposal details.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-14-

9.  Director Compensation Celing

Vote FOR proposals seeking to increase director fees, if:

  The specific reason(s) for the increase are explained; or

  The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company's stock price performance and capital efficiency if:

  The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

Summary

The problem with Japanese pay is not the amount, but the lack of it linking to shareholder wealth creation. Cash salaries and cash retirement bonuses, neither of which is directly linked to performance, constitute a significant portion of Japanese executives' compensation. On the other hand, performance-based pay occupies a relatively small portion of total pay. Furthermore, equity-based incentives, notably stock options, still are not popular among Japanese executives.

Japanese companies are now required to disclose individual director pay, where total compensation exceeds JPY 100 million ($1.3 million), in their Yuho securities filings (equivalent of the 10K for U.S. companies). According to the Nikkei newspaper, there were 295 executives, of about 2,600 companies closing their books in March 2011,  whose total pay exceeded JPY 100 million. The highest paid executive was Nissan Motor CEO and Chairman Carlos  Ghosn whose total pay was JPY 982 million, followed by Sony CEO and Chairman Howard Stringer who received JPY 863 million in total. The data shows that of the aggregate pay for those 295 executives, three-fourths is fixed compensation (cash salaries and cash retirement bonuses) and the remaining one-fourth is performance-based pay (performance-based cash compensation and equity-based incentives).

ISS' policy (which was updated for 2012)  is intended to promote the use of performance-based compensation. ISS generally will support proposals calling for an increase in the director compensation ceiling if the increase is intended to introduce/increase the performance-based pay component. However,  if proposals are seeking an increase in non-performance based director pay or it is unclear whether director pay is performance-based, ISS will examine capital efficiency of the company in question, notably the return on equity (ROE) trend, and the total shareholder return to determine whether management has conducted business from shareholders' perspectives.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-15-

10.Statutory Auditor Compensation Ceiling

Vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless:

  Statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-16-

11.Audit Firm Appointments

Vote FOR the appointment of audit firms, unless:

  There are serious concerns related to changing auditors.

Summary

In Japan, appointment of external audit firms will be put to a shareholder vote only when companies seek to appoint new audit firms. Auditors' term is one year, and the same auditors can be reappointed without shareholder approval. In addition, audit firm rotations are not mandated by regulations. Accordingly, unlike in the U.S., this item is not among frequent voting items at Japanese companies.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-17-

12.Share Repurchase Plans

Vote FOR the share repurchase plans, unless:

  The proposed repurchase plan exceeds 10 percent of issued share capital without explanation; or

  There are serious concerns about a possible adverse impact on shareholder value.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-18-

13.Takeover Defense Plans (Poison Pills)

Vote FOR approval of takeover defense plans (poison pills), unless:

(Necessary conditions)

  The board does not include at least 20 percent (but no fewer than two) independent directors7 after the shareholder meeting; or

  These independent directors fail to meet ISS guidelines on board meeting attendance8 ; or

  The directors are not subject to annual election; or

  One or more members of the bid evaluation committee cannot be regarded as independent based on ISS criteria for independence; or

  The trigger threshold is set less than 20 percent of shares outstanding; or

  The duration of the poison pill exceeds three years; or

  There are other protective or entrenchment tools that can serve as takeover defenses; including blocking stakes held by management-friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; or

  The company fails to release its proxy circular at least three weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them.

(Second stage of analysis)

  The company has not disclosed what specific steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

Summary

ISS recognizes that there may be circumstances in which a well-designed poison pill may strengthen the board's negotiating position and allow it to obtain more favorable terms from an acquirer. However, this scenario only applies when the target company's board is more concerned with shareholder value than with protecting its own position. In order for ISS to be able to support a poison pill in Japan, the above-mentioned conditions will have to be met. Interestingly, most companies which have failed to release proxy circulars at least three weeks before the meeting also failed at least one other criterion as well, implying that how early companies release their proxy materials is an excellent way to measure overall shareholder-friendliness.

ISS evaluates all poison pill proposals on a case-by-case basis, but our guidelines specify a number of necessary conditions which must all be met before we can even consider supporting a takeover defense. In the relatively few cases in which each of these necessary conditions is met, ISS will proceed to the second stage of the analysis, which is to assess the company's plans to enhance value. The implementation of a poison pill is an admission that the board sees the company as vulnerable to a takeover, so shareholders will need to see a plan to increase the share price, not merely a plan to entrench an underperforming management team.

____________________

7. See “Election of Directors” for ISS criteria on independence.

8. See “Election of Directors” for ISS criteria on board meeting attendance.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-19-

Notwithstanding management fears, some of the companies implementing pills are in fact not especially vulnerable, because founding families, business partners, or other insiders own more than a third of outstanding shares. This is enough to veto any special resolution, such as an article amendment or a merger – meaning that even if a hostile bidder is able to accumulate a sizable stake in such a company, that bidder will be unable to force any major restructuring moves opposed by the insiders. It is difficult to see what shareholders of such a company stand to gain from a poison pill.

Importantly, the primary problem at Japanese companies is not the terms of the poison pills themselves – these are often superior to those of U.S. companies due to features such as relatively high trigger thresholds, clear sunset provisions and an absence of "dead hand" provisions. Rather, the main problem is with Japanese companies' insider-dominated boards and insufficient disclosure. We believe that the presence of a critical mass of independent directors is essential in order to ensure that a takeover defense is used not merely to entrench management, but to contribute to the enhancement of shareholder value.

Where a company has implemented a takeover defense without shareholder approval, and that defense allows the board to block the bid without input from shareholders, ISS will consider opposing the reelection of the representative director(s). This decision will depend on the terms of the defense plan itself, the company's overall governance profile (including board composition and information disclosure practices), and the company's performance under the current management team.

In evaluating poison pill renewals, we will apply the same necessary conditions we apply to new pills. At the same time, we will examine the company's share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-20-

14.Mergers & Acquisitions, Third-Party Share Issuances (Private Placements)

Vote CASE-BY-CASE on M&As and Third-Party Placements taking into account the following:

For every M&A and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

  Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

  Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-21-

15.Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-22-

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The  user of  the  Information  assumes the  entire  risk  of  any use  it may  make  or permit  to  be made of  the

Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2012 Japan Proxy Voting Summary Guidelines	-23-

2012 Hong Kong Proxy Voting Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2012 by ISS

www.issgovernance.com

ISS	www.issgovernance.com

ISS' 2012 Hong Kong Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

Board of Directors	3

Election of Directors	3

Remuneration	4

Director Fees	4

Compensation Plans	4

Audit	4

Share Issuance Requests	5

General Issuance Mandate	5

Share Repurchase Plans (Repurchase Mandate)	5

Reissuance of Shares Repurchased (Share Reissuance Mandate)	6

Related-Party Transactions	6

Mergers & Acquisitions	6

Structure of analysis	7

ISS Analytical Focus	7

Asset Divestments/Purchases	8

Divestments	8

Asset Purchases	8

Disclosure/Disclaimer	9

ISS' 2012 Hong Kong Proxy Voting Guidelines	-2-

ISS	www.issgovernance.com

Board of Directors

The SEHK listing rules now require that at least three independent directors be appointed to boards of listed companies. Companies are likewise required to form audit committees composed of three nonexecutive directors, a majority of whom must be independent. The committee must have as a member an independent director with appropriate professional qualifications or accounting or related financial management expertise. The establishment of a remuneration committee is not required in Hong Kong, but the new listing rules state that, if such a committee exists, a majority of the committee's members must be independent.

In cases when companies bundle the election of directors in one voting item and do not disclose the names of nominees, ISS opposes the election, as such practice restricts shareholders' ability to block the election of individuals unfit to hold office.

Election of Directors

Generally vote FOR director nominees to the board. Vote AGAINST any nominee who:

  Is classified by the company as independent, but fails to meet the ISS criteria for independence;

  Has been a partner of the company's auditor within the last three years, and serves on the audit committee;

  Had attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation;

  Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

  Is an executive director serving on the audit committee.

If the board is composed of less than one-third independent directors, additional criteria apply. In such cases, vote AGAINST any nominee who:

  Is an executive director. If more than one executive director is up for election, vote against only one – generally the director with the worst attendance record;

  Serves as a representative of one substantial shareholder; and the board is less than one-third independent because of a preponderance of executive directors and representatives of the substantial shareholder. Vote against only one representative of the substantial shareholder – generally the director with the worst attendance record.

Vote FOR the election of a CEO or company founder who is integral to the company.

ISS will recommend voting against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

ISS' 2012 Hong Kong Proxy Voting Guidelines	-3-

ISS	www.issgovernance.com

Remuneration

Director Fees

ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Compensation Plans

ISS will recommend voting against an option scheme if:

  The maximum dilution level for the scheme exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; and/or

  Directors eligible to receive options under the scheme are involved in the administration of the scheme.

Audit

An auditor who has been removed from office has the right to attend the AGM and to make statements to members at the AGM immediately following removal. Auditors can require subsidiaries of holding companies to provide detailed information regarding their operations – an important point in Hong Kong, because holding companies are becoming the favored corporate structure for Hong Kong conglomerates.

The right of auditors to attend AGMs following removal from office is an important safeguard for shareholders because it forces the company to justify its actions. Therefore, companies usually provide reasons for changes of auditors, and opposing the reappointment of auditors would only take place in extreme circumstances.

The practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

ISS' 2012 Hong Kong Proxy Voting Guidelines	-4-

ISS	www.issgovernance.com

Share Issuance Requests

General Issuance Mandate

Hong Kong companies routinely seek shareholder approval to authorize their boards to:

  Issue shares up to 20 percent of existing capital without preemptive rights (General Issuance Mandate);

  Repurchase shares of up to 10 percent of issued capital (Repurchase Mandate); and

Reissue repurchased shares by extending the General Issuance Mandate to include the number of shares repurchased (Share Reissuance Mandate).

This section deals with the General Issuance Mandate, while the other two mandates are discussed below. The interrelationship between the three items is, however, extremely important because the Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

Hong Kong companies routinely ask shareholders to grant the board of directors a "general mandate to issue shares" without preemptive rights, at least once every year. This mandate, pursuant to the Listing Rules, allows companies to issue shares of up to 20 percent of issued capital without preemptive rights at a discount to market prices of up to 20 percent (or more under special circumstances). This is a routine item on AGM agendas, but companies can also seek to renew (or

‘refresh’) the share issuance amount at an EGM later in the year. The authority is limited to one year or the next general meeting, as revoked or renewed by shareholders.

In recent years, many institutional investors have voted against all requests to issue shares without preemptive rights in Hong Kong as this mandate is subject to abuse by companies that could issue shares at steep discounts, potentially to related parties, and renew the share issuance amount several times within a period of one year. A small number of Hong Kong companies have, recently, made mandate requests smaller than the 20 percent maximum that the Listing Rules allow.

Taking account of the views of a wide range of institutional investors with investments in Hong Kong companies, ISS will now recommend a vote supporting the General Issuance Mandate for companies that:

  Limit the aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

  Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

  Have no history of renewing the General Issuance Mandate several times within a period of one year.

Share Repurchase Plans (Repurchase Mandate)

The Hong Kong Code on Share Repurchases, enacted in 1991, made stock repurchases legal under specific guidelines. Companies usually request the authority under the title "General Mandate to Repurchase Shares," and the authority lasts for one year or until the next shareholder meeting. Repurchase programs are limited to 10 percent of the company's outstanding capital on the date the authority is granted. In addition, the funds to make the repurchases should be obtained from reserves established or authorized for this purpose. Companies are allowed to purchase ordinary shares or warrants on the open market through brokers, but purchases cannot knowingly be made from specific individuals or shareholders. Repurchased shares must be destroyed and removed from the company's issued capital. In some cases, however, the company seeks separate authority to reissue the shares repurchased over and above the General Issuance Mandate (see "Share Reissuance Mandate," below).

There are several other aspects of the authority designed to protect shareholders' interests. As with the General Issuance Mandate, most companies use the exact wording from the official text of an amendment when making requests for such authorizations or when amending their articles to allow use of the authority and establishing reserves for that purpose.

ISS' 2012 Hong Kong Proxy Voting Guidelines	-5-

ISS	www.issgovernance.com

Reissuance of Shares Repurchased (Share Reissuance Mandate)

Companies may request board authorization to reissue any shares repurchased during the year under the Repurchase Mandate without limiting the General Issuance Mandate. This is known as the Share Reissuance Mandate. This authority is limited to shares repurchased in a given year and is thus limited to the maximum 10 percent allowed under the Repurchase Mandate. It is valid for one year. The Share Reissuance Mandate extends the board's authority to issue shares without preemptive rights from 20 percent to 30 percent, assuming a 20 percent request has been made under the General Issuance Mandate.

The Share Reissuance Mandate gives the board power to issue shares on the same terms and conditions (for example, in relation to discount to market price) as exist under the General Issuance Mandate.

ISS will recommend a vote supporting the Share Reissuance Mandate only if:

  The aggregate issuance request – that is, for the General Issuance Mandate and the Share Reissuance Mandate combined – is limited to 10 percent or less of the existing issued share capital (rather than the maximum 20 percent + 10 percent that the Listing Rules permit companies to request);

  The General Issuance Mandate request limits the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

  The company has no history of renewing the General Issuance Mandate several times within a period of one year if it has recommended For the General Issuance Mandate.

Related-Party Transactions

ISS assesses related-party transactions on a case-by-case basis, using the methodology described under Mergers and Acquisitions in this document.

Mergers & Acquisitions

Merger and acquisition activity is regulated by the Hong Kong Code on Mergers and Takeovers, which does not have the force of law but does have the support of the SFC and the SEHK. Any person acquiring shares worth 30 percent of a company's voting rights must make a general cash offer to other shareholders. The offer should be at a price no less than the highest price paid by the person or group during the preceding six months. Any person holding between 30 percent and 50 percent of the voting rights who acquires an additional 2 percent of the voting rights during any 12-month period must also make a general offer for the rest of the company.

Some M&A transactions require shareholder approval in Hong Kong. For example, privatization proposals, where a major shareholder wishes to buy-out the minority shareholders in a listed company; very substantial acquisitions of assets; and very substantial disposals of assets.

ISS evaluates merger and restructuring transactions on a case-by-case basis, giving consideration to economic, operational, and governance factors. Our analyses are based on the following principles:

  Current shareholders' viewpoint: All analyses are conducted from the point of view of enhancing long-term shareholder returns for the company's existing shareholders. Since transactions will often involve more than one corporation, this may lead to contradictory recommendations. It is important for investors to evaluate our recommendations in light of their relative investment holdings. If an investor holds many shares of company A, for whom a transaction is deemed to be favorable, and relatively few shares of company B, for whom a transaction is held to be unfavorable, it may be in the best interests of the investor to vote for the transaction for both companies rather than follow ISS's recommendations.

ISS' 2012 Hong Kong Proxy Voting Guidelines	-6-

ISS	www.issgovernance.com

  Enhancing shareholder value: The fundamental objective of these analyses is to determine whether a transaction will enhance shareholder value. While the post-transaction governance structure is an important factor in the decision, the paramount concern is whether the transaction makes economic sense and is expected to produce superior shareholder returns. If poor governance is being introduced as a result of the transaction, the company must demonstrate that the economic benefits clearly outweigh any reduction in shareholder rights.

  Independent evaluation: ISS prefers to see a fairness opinion prepared by a recognized investment banking firm. In transactions where inside directors or management have a conflict of interest, we prefer the assurance that the transaction was reviewed by the independent directors.

Structure of analysis

For every M&A analysis, ISS reviews publicly available information and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation

    Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction

    How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale

    Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process

    Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

  Conflicts of interest

    Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance

    Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ISS Analytical Focus

The case-by-case basis is the appropriate and correct approach to analyzing M&A, but the emphasis of any ISS analysis will be first and foremost on shareholder value. ISS recognizes the importance of other factors, including corporate governance, to our clients, yet cases where corporate governance dominate an M&A vote decision will be rare.

ISS' 2012 Hong Kong Proxy Voting Guidelines	-7-

ISS	www.issgovernance.com

Moreover, ISS cannot hold itself out as an industry expert. Any ISS analysis of strategic rationale will be limited to general comments on the typical strategic rationales themselves (e.g., economies of scale, aggressive/conservative synergy assumptions, horizontal vs. vertical vs. conglomerate mergers, etc.).

In short, our vote recommendation will be based on an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. However, our research product can be distinguished from traditional brokers’ analysis by the inclusion of intelligent discussions, where appropriate, of such ancillary factors.

If the shareholder value is indeed fair, then all the other considerations listed above (e.g., conflicts, process, etc.) become secondary. However, negative factors may indicate that the valuation of a proposed transaction is not in fact “fair.” For example, a poor process can lead to a less than ideal valuation, or excessive change-in-control payments may transfer some of the rightful value due shareholders to conflicted insiders. In these cases, ISS will scrutinize a deal’s valuation more closely to determine whether it is fair to shareholders despite the applicable negative ancillary factors. A transaction can be fair from a valuation standpoint despite being “unfair” in other aspects. In such cases, shareholder value is the trump card.

Asset Divestments/Purchases

Divestments

Vote recommendations on asset sales will be determined on a case-by-case basis after considering:

  Impact on the balance sheet/working capital;

  Potential elimination of diseconomies

  Anticipated financial and operating benefits;

  Anticipated use of funds;

  Value received for the asset; accountants’ report; fairness opinion (if any);

  How the deal was negotiated;

  Conflicts of interest.

Asset Purchases

As with disposals, vote recommendations on asset sales will be determined on a case-by-case basis taking into account:

  Purchase price, including earnout and contingent payments;

  independent accountants’ report;

  Fairness opinion (if any);

  Financial and strategic benefits;

  How the deal was negotiated;

  Conflicts of interest;

  Other alternatives for the business;

  Noncompletion risk (company's going concern prospects, possible bankruptcy).

ISS' 2012 Hong Kong Proxy Voting Guidelines	-8-

ISS	www.issgovernance.com

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2012 Hong Kong Proxy Voting Guidelines	-9-

2012 Korea Proxy Voting Summary Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS	www.issgovernance.com

ISS' 2012 Korea Proxy Voting Summary Guidelines

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

Approval of Financial Statements (and Declaration of Cash or Stock Dividends)	3

Amendments to the Articles of Incorporation	3

Issuance limit on new shares or convertible securities	3

Increase in authorized capital	3

Stock split / reverse stock split	3

Preferred stock / non-voting common shares	3

Diversification / expansion of business objectives	3

Establishment of audit committee	4

Stock option grant	4

Amend quorum requirements	4

Cumulative voting	4

Golden parachute clause	4

Election of Directors	5

Election of Audit Committee Members (or Internal Auditor)	6

Remuneration Cap on Directors (and Internal Auditor)	7

Reduction in Capital	7

Stock Option Grants	7

Spinoff Agreement	8

Merger Agreement, Sales/Acquisition of Company Assets, and Formation of Holding Company	8

Amendments to Terms of Severance Payments to Executives	9

Shareholder Proposals	10

Disclosure/Disclaimer	11

ISS' 2012 Korea Proxy Voting Summary Guidelines	-2-

ISS	www.issgovernance.com

Approval of Financial Statements (and Declaration of Cash or Stock Dividends)

ISS will generally recommend vote FOR approval of financial statements (and declaration of cash or stock dividends), unless:

  The dividend payout ratio has been consistently low without adequate justification;

  The payout is excessive given the company's financial position;

  There are concerns about the accounts presented or audit procedures used; or

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Amendments to the Articles of Incorporation

Proposals are always presented in a bundled manner. As such, in cases where ISS believes that the negative provisions proposed in a resolution outweigh any positive ones, an AGAINST vote is recommended on a whole resolution. Shareholders are advised to carefully scrutinize any changes to a company's articles as shareholders will not likely have any chance in the future to reverse the amendments once the amended articles are in place.

The following are frequently proposed amendments in Korea:

Issuance limit on new shares or convertible securities

The most contentious aspect in this proposal pertains to articles which permit companies to issue new shares, convertible bonds, and/or bonds with warrants to non-shareholders without triggering existing shareholders' preemptive rights. When such articles are sought to be amended, ISS will recommend vote FOR the amendments, only if:

  The potential dilution ratio to existing shareholders does not exceed 20 percent; and

  The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Increase in authorized capital

ISS will recommend vote FOR, unless:

  The increase in authorized capital exceeds 100 percent of the current authorized capital without any justification;

          or

  The increase in the authorized capital results in less than 30 percent of the proposed authorized capital on issue.

Stock split / reverse stock split

ISS will recommend vote FOR unless there is potential dilution impact on existing shareholders as a result of stock split and/or reverse stock split.

Preferred stock / non-voting common shares

ISS will generally recommend vote FOR the creation of a new class of preferred stock or the issuance of preferred stock up to 50 percent of the issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-3-

ISS	www.issgovernance.com

Diversification / expansion of business objectives

ISS will generally recommend vote FOR proposals to expand business objectives unless the new business takes the company into risky areas.

Establishment of audit committee

ISS will recommend vote FOR the establishment of an audit committee as a replacement for the internal auditor system.

Stock option grant

ISS will recommend vote FOR a proposed stock option grant, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

  The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amend quorum requirements

ISS will recommend on this proposal on a case-by-case basis.

However, ISS will recommend vote AGAINST proposals to adopt a supermajority voting requirement for removal of directors or internal auditors.

Cumulative voting

ISS will generally recommend vote AGAINST if a company proposes to introduce a new provision that will prohibit the use of cumulative voting in director elections.

Golden parachute clause

ISS will generally recommend vote AGAINST if a company proposes to introduce a new provision that entitles the company's directors to an excessive level of remuneration in the event that they were dismissed or terminated.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-4-

ISS	www.issgovernance.com

Election of Directors

ISS recognizes that Korean law imposes two different sets of corporate governance standards on listed companies– one for companies whose asset size is greater than KRW 2 trillion (large companies) and the other for companies whose asset size is below KRW 2 trillion (small companies). Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of the directors are outsiders.

ISS will consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending a vote AGAINST a director's (re)election are where:

  Adequate disclosure has not been provided in a timely manner;

  There are clear concerns over questionable finances or restatements;

  There have been questionable transactions with conflicts of interest;

  There is any record of abuses against minority shareholder interests;

  The board fails to meet minimum corporate governance standards;

  A director has had significant involvement with a failed company;

  A director has in the past appeared not to have acted in the best interests of all shareholders;

  A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A director has been indicted by the Prosecutors' Office and there are pending investigations; or

  An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation.

For large companies, in a case where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board, ISS will recommend a vote AGAINST the following directors:

  Inside/executive directors who are neither CEO nor a member of the founding family; and/or

  The most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Under extraordinary circumstances, ISS will recommend a vote AGAINST individual directors, members of committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-5-

ISS	www.issgovernance.com

Election of Audit Committee Members (or Internal Auditor)

Election of Audit Committee Member(s)

Under Korean law, large companies are required to establish an audit committee comprised of a minimum of three members, two-thirds of whom should be outside directors (including the chair). Korean law also requires that at least one audit committee member possess accounting or related financial management expertise or experience.

ISS will consider the history of a particular audit committee member when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending vote AGAINST an audit committee member's (re)election are where:

  There are serious concerns about the statutory reports presented or audit procedures used;

  A director has had significant involvement with a failed company;

  A director has in the past appeared not to have acted in the best interests of all shareholders;

  A director has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as a director (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A director has been indicted by the Prosecutors' Office and there are pending investigations;

  An outside director has attended less than 75 percent of board meetings in the most recent financial year, without a satisfactory explanation;

  An inside director seeks to become an audit committee member (for large companies only);

  A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

  Other questions exist concerning any of the audit committee members being appointed.

Election of Internal Auditor(s)

Under Korean law, small companies are required to appoint at least one internal auditor. These companies may alternatively choose to establish an audit committee.

ISS will consider the history of a particular internal auditor when deciding whether to recommend in favor of his or her (re)appointment. Examples of circumstances where ISS will consider recommending vote AGAINST an internal auditor's (re)appointment are where:

  There are serious concerns about the statutory reports presented or audit procedures used;

  The internal auditor(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

  A nominee has had significant involvement with a failed company;

  A nominee has breached fiduciary duties or engaged in willful misconduct or gross negligence in his/her capacity as an internal auditor (irrespective of whether such wrongdoing brings claims of losses and damages to the company);

  A nominee has been indicted by the Prosecutor's Office and there are pending investigations;

  A nominee has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence; or

  Other questions exist concerning any of the internal auditors being appointed.

For those small companies which choose to create an audit committee in place of the internal auditor system, ISS will recommend vote FOR the election of an inside director as an audit committee member only if the company's audit committee, after the election, satisfies the legal requirement.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-6-

ISS	www.issgovernance.com

Remuneration Cap on Directors (and Internal Auditor)

ISS will recommend vote FOR approval of remuneration cap on directors (or internal auditor), unless:

  The proposed limit on directors' remuneration is excessive relative to peer companies' remuneration caps; and/or

  The company is asking for a significant fee cap increase where:

    The company reported sound financial performance but its dividend payout ratio has been low in the past couple of years (or for the most recent five years for widely held companies) without any reasonable justification; and/or

    The company has generated a net loss in the most recent two financial years.

Reduction in Capital

ISS will recommend vote FOR proposals to reduce capital routine purposes unless the terms are unfavorable to shareholders.

  Reduction in capital accompanied by cash consideration

    ISS will generally recommend FOR proposals to reduce a company's capital that accompany return of funds to shareholders and is part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value.

  Reduction in capital not accompanied by cash consideration

    ISS will generally recommend FOR proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Stock Option Grants

ISS will recommend vote FOR proposed option grant, unless:

  The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

  The maximum dilution level under the plan exceeds 10 percent for a growth company.

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

ISS recognizes that, under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders' approval retrospectively at the first general meeting after the grant.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-7-

ISS	www.issgovernance.com

Spinoff Agreement

ISS will recommend vote FOR approval of a spinoff agreement, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following the spinoff does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

  The company does not provide sufficient information upon request to make an informed voting decision.

Merger Agreement, Sales/Acquisition of Company Assets, and Formation of Holding Company

ISS will generally recommend vote FOR the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following such transactions does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

  The company does not provide sufficient information upon request to make an informed voting decision; and/or

  The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors.

Valuation

Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

In Korea, under the Capital Market and Financial Investment Business Act (CMFIB), a fairness opinion is not required for companies with listed shares because the Act specifically sets out all relevant steps and the manner in which the proportion of shares should be divided between the acquirer and target. The CMFIB requires the stock swap ratio between listed companies to be determined by a specific formula which is based on the historical prices and trading volumes.

For transactions between an unlisted company and a listed company, a fairness opinion should be obtained from the independent advisers who review the fairness of the stock swap ratio and the compliance with the governing laws and regulations.

Market reaction

How has the market responded to the proposed deal? How did the company's stock price react following the announcement compared to those of its peers? A negative market reaction will cause ISS to scrutinize a deal more closely.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-8-

ISS	www.issgovernance.com

Strategic rationale

Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

Conflicts of interest

Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-inside shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

Governance

Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Trading opportunity from the dissident's right

Does the proposed buyback price carry a premium or confer on shareholders a trading opportunity?

In Korea, the Corporate Act entitles shareholders to exercise a dissident's right (also known as a right of withdrawal, appraisal right, or buyback right) when the company resolves to engage in such transactions as a sale/acquisition of business, merger, or formation of a holding company.

A dissident's right is the right of shareholders to have their shares bought back by the company at a pre -determined buyback price in the event that shareholders dissent with management on a proposed merger. The manner in which the share buyback price is determined is stipulated under Korean law.

ISS considers whether the proposed buyback price carries a significant premium as of the date of analysis and states in the analysis whether the proposed buyback price confers on shareholders a trading opportunity at the time of analysis. However, shareholders who are interested in exercising the right of withdrawal are advised to re-evaluate the size of premium/discount attached to the proposed buyback price, if any, closer to the meeting date and ensure that a wr itten notice of intention of dissent is submitted well in advance of the general meeting.

Amendments to Terms of Severance Payments to Executives

ISS will recommend vote FOR approval of the establishment of or amendments to executives' severance payment terms, unless:

  The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

  The negative provisions proposed in a resolution outweigh any positive ones; and/or

  The company proposes to introduce a new clause that is effectively a golden parachute clause.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-9-

ISS	www.issgovernance.com

Shareholder Proposals

ISS will recommend vote FOR shareholder proposals that would improve the company's corporate governance or business profile at a reasonable cost. However, ISS will recommend vote AGAINST proposals that potentially limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

In addition, ISS will recommend vote AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-10-

ISS	www.issgovernance.com

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, i n some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATI ON AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2012 Korea Proxy Voting Summary Guidelines	-11-

2012 Singapore Proxy Voting Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS	www.issgovernance.com

ISS' 2012 Singapore Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2012

Published Dec. 19, 2011

Board of Directors	3

Election of Directors	3

Remuneration	4

Directors Fees	4

Stock Option Plans	4

Performance Share Plans	5

Repurchase of Shares	5

Audit	5

Share Issuance Requests	6

General Issuance Requests	6

Specific Issuance Requests	6

Share Repurchase Plans	6

Related-Party Transactions	7

Capital Structures	7

Amendments to the Articles of Association/Bylaws	7

Structure of Analysis	8

ISS Analytical Focus	8

Divestments	9

Asset Purchases	9

Disclosure/Disclaimer	10

ISS' 2012 Singapore Proxy Voting Guidelines	-2-

ISS	www.issgovernance.com

Board of Directors

Singapore companies provide the names of all director nominees in the meeting notice. Biographical information about the incumbent directors, including share ownership, is available in the annual report. Companies also disclose the composition of board committees. The new corporate governance code asserts that companies should disclose the attendance of their directors at board and committee meetings. However, ISS' primary concern with Singapore boards is that the large numbers of government appointees could lead to a conflict of interest between government goals and those of other shareholders. ISS also prefers to see directors limit the number of boards on which they sit, so as not to spread themselves too thin.

Election of Directors

Guideline 2.1 of the Singapore Code of Corporate Governance (2005) states that “.*t+here should be a strong and independent element on the Board, with independent directors making up at least one-third of the Board.”

Where independent directors represent at least one-third of the board, ISS will recommend supporting election of a board- nominated candidate unless:

  He or she is an executive director and serves on the audit, remuneration or nominating committee;

  He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company; or

  He or she has attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation.

Where independent directors represent less than one-third of the board, ISS will generally not support the election of a candidate if:

  He or she is an executive director. If more than one executive director is up for election, ISS will recommend against only one (typically, the director with the worst attendance record). Executives do not need to sit on the board for directors to access their expertise. Executives can be invited to board meetings to make presentations and answer questions;

  He or she is a representative of a substantial shareholder on a board where the reason independent directors constitute less than one-third of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

  He or she is an executive director who serves on the audit, remuneration, or nominating committee;

  He or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company; or

  He or she has attended less than 75 percent of board meetings over the most recent two years, without a satisfactory explanation.

In making these recommendations, ISS will not recommend against the election of the CEO or a company founder who is integral to the company.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending voting against a director’s election, regardless of board composition and attendance record, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders.

ISS' 2012 Singapore Proxy Voting Guidelines	-3-

ISS	www.issgovernance.com

Moreover, ISS will recommend voting against shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, ISS will recommend voting against individual directors, members of a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

  Failure to replace management as appropriate; or

  Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Remuneration

Directors Fees

ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

Stock Option Plans

ISS has historically recommended voting against a proposed option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company.  ISS has also recommended voting against stock option plans that allow for the granting of options with an exercise price at a discount to the current market price.

ISS will recommend voting against an option plan if:

  The maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

  The plan permits options to be issued with an exercise price at a discount to the current market price; or

  Directors eligible to receive options under the plan are involved in the administration of the plan.

This rationale recognizes the benefit of well structured option plans at plans at mature companies, provided that performance criteria are sufficiently robust.

In Singapore, companies may repurchase shares on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise of options. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund options grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use repurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan’s limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit, or limitations on individual awards.

ISS' 2012 Singapore Proxy Voting Guidelines	-4-

ISS	www.issgovernance.com

Performance Share Plans

For performance-based plans alone, ISS supports a maximum dilution of 10 percent of a company's issued capital provided that appropriate performance hurdles are employed.

Performance share plans in Singapore are structured specifically to provide incentives to company employees, which is in line with ISS guidelines. The plans have an effect on the company's issued share capital only to the extent that new shares are issued. If only existing shares are used for the awards, there will be no impact on issued capital. Unlike share option plans, ISS generally approves the implementation of performance share plans.

Repurchase of Shares

In Singapore, companies may repurchase shares on the market for use in their compensation plans. In some cases, using repurchased shares is more efficient than issuing new shares to participants on exercise of options. ISS also recognizes the benefits to existing shareholders when repurchased shares are used to fund options grants, as dilution to their interests is minimized. However, although there is no cost to shareholders in terms of dilution of their voting interests, buybacks still represent a very real cost to the company and shareholders. As a result, if a company wants to use r epurchased shares in its compensation plans, ISS expects some kind of limitation on the number that can be used.

If a plan includes a specified limit on the total number of shares that could be used and repurchased shares would count toward that limit, ISS recommends that shareholders support the plan as long as it meets all other guidelines. However, if repurchased shares would not count toward the plan’s limit on newly issued shares but would operate as an additional pool of shares, then ISS looks for an additional limitation, either an aggregate numerical limit, a percentage limit or limitations on individual awards.

Audit

ISS recognizes that Singapore is in the forefront of good corporate governance practices in Asia regarding auditors, as the Companies Act mandates the appointment of an audit committee.

However, the practice of auditors providing non-audit services to companies is problematic. While large auditors may have effective internal barriers to ensure that there are no conflicts of interest, an auditor's ability to remain objective becomes questionable when fees paid to the auditor for non-audit services such as management consulting, general bookkeeping, and special situation audits exceed the standard annual audit fees. While some compensation for non-audit services is customary, the importance of maintaining the independence of the auditor is paramount. If fees from non-audit services become significant without any clear safeguards against conflicts of interest, ISS recommends opposing the auditor's reappointment.

With regard to the proposals to (re)appoint auditors, ISS will recommend supporting the appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  The auditor is being changed without explanation; or

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Whilst ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, ISS will ordinarily not recommend support for the reelection of the audit firm.

ISS' 2012 Singapore Proxy Voting Guidelines	-5-

ISS	www.issgovernance.com

Share Issuance Requests

General Issuance Requests

Share issuance authorizations are good for only one year. The listing manual of the SGX, as amended in 1999, allows companies to seek an annual mandate for the issuance of ordinary shares up to 50 percent of issued capital, with a sub- limit of 20 percent of issued capital on shares that may be issued without preemptive rights. Most companies seek such a mandate every year, to prevent the need to convene a shareholder meeting for each share issuance, however small. ISS believes shareholders should have preemptive rights for large stock issues, but also believes companies should have the flexibility to transact ordinary business and should not have to incur the extra expense of providing preemptive rights for small issuances.

Specific Issuance Requests

Because all share issuance authorities last for only one year, companies must regularly request these authorities. There are two routine types of specific issuance requests. The first type is to service share option plans, usually for a maximum of 15 percent of outstanding capital – the maximum allowable size, under the listing rules, for option plans using unissued shares. Companies generally do not use the entire authority, but ISS does not support requests to issue more than 5 percent of capital for option plans (10 percent in the case of growth companies, or where challenging performance criteria and meaningful vesting periods are applied to plans in mature companies) as the potential dilution to ordinary shareholders is unacceptably high (see “Stock Option Plans” above). The second type of special authorization request is for a specific purpose such as a bonus issue, a rights issue, or the financing of an acquisition or merger if it will require shares to be issued in excess of the limits in the general mandate. ISS reviews these requests on a case-by-case basis.

Share Repurchase Plans

These are routine items asking shareholders to authorize a company to repurchase its own shares within the limits imposed by company law and the company's articles. Upon requesting the authority, companies must inform shareholders of the maximum number of shares that may be repurchased (which may be no more than 10 percent of issued capital), the reasons for the proposed buyback, and details of any share repurchases conducted during the previous 12 months. Shares may be repurchased either on market or off market by way of an "equal access scheme" designed to ensure that all shareholders have an opportunity to tender their shares. Market share repurchases must be at a price not more than 5 percent above the average closing market price over the five trading days before the day on which the purchases are made. Share repurchases may be made out of capital or profits that are available for distribution as dividends. Companies must cancel the repurchased shares or hold them as treasury shares. The right to attend and vote at meetings as well as to receive dividends will be suspended for as long as the repurchased shares are held in treasury. Legal mandates and SGX listing requirements limit the potential for abuses of this authority, making these requests routine.

ISS' 2012 Singapore Proxy Voting Guidelines	-6-

ISS	www.issgovernance.com

Related-Party Transactions

Singapore's related-party transaction rules provide shareholders with substantial protection against insider trading abuses. Under the country's related-party transaction rules, shares considered affiliated are excluded from voting on the related issues. A broad range of commercial transactions by companies or their subsidiaries require shareholder approval as related-party transactions. A company may seek a shareholder mandate for recurrent interested party transactions of a revenue or trading nature or those necessary for its day-to-day operations, such as purchases of supplies and materials, but not for the purchase or sale of assets, undertakings, or businesses. Such mandates are intended to facilitate transactions that occur in the normal course of the company's business. Provided that such transactions are carried out at arms-length and on normal commercial terms, such requests are reasonable.

Capital Structures

Capital structures are generally composed of ordinary shares and, in some cases, preferred shares. Companies in industries where foreign ownership is still limited have "local shares" and "foreign shares," which trade separately in the market. The one-share, one-vote system typically applies to both types of shares, but the price of foreign shares often exceeds that of local shares, reflecting their limited supply. As foreign-ownership restrictions have been lifted, a number of prominent companies – including all Singapore banks – have merged their local and foreign share tranches. ISS supports the lifting of ownership limits and the greater liquidity and marketability that result from merging foreign and local shares.

Amendments to the Articles of Association/Bylaws

Most amendments proposed by directors are to align the company with recent changes in laws and listing requirements. ISS bases its recommendations on the possible impact the proposal will have on shareholders' rights and interests.

Mergers & Acquisitions

ISS evaluates merger and restructuring transactions on a case-by-case basis, giving consideration to economic, operational, and governance factors. Our analyses are based on the following principles:

  Current shareholders' viewpoint: All analyses are conducted from the point of view of enhancing long-term shareholder returns for the company's existing shareholders. Since transactions will often involve more than one corporation, this may lead to contradictory recommendations. It is important for investors to evaluate our recommendations in light of their relative investment holdings. If an investor holds many shares of company A, for whom a transaction is deemed to be favorable, and relatively few shares of company B, for whom a transaction is held to be unfavorable, it may be in the best interests of the investor to vote for the transaction for both companies rather than follow ISS's recommendations.

  Enhancing shareholder value: The fundamental objective of these analyses is to determine whether a transaction will enhance shareholder value. While the post-transaction governance structure is an important factor in the decision, the paramount concern is whether the transaction makes economic sense and is expected to produce superior shareholder returns. If poor governance is being introduced as a result of the transaction, the company must demonstrate that the economic benefits clearly outweigh any reduction in shareholder rights.

ISS' 2012 Singapore Proxy Voting Guidelines	-7-

ISS	www.issgovernance.com

  Independent evaluation: ISS prefers to see a fairness opinion prepared by a recognized investment banking firm. In transactions where inside directors or management have a conflict of interest, we prefer the assurance that the transaction was reviewed by the independent directors.

Structure of Analysis

For every M&A analysis, ISS reviews publicly available information and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation

          Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? If a fairness opinion has been prepared, it provides an initial starting point for assessing valuation reasonableness, but ISS also places emphasis on the offer premium, market reaction, and strategic rationale.

  Market reaction

          How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

  Strategic rationale

          Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process

          Were the terms of the transaction negotiated at arms-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders.

  Conflicts of interest

         Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. ISS will consider whether these interests may have influenced these directors and officers to support or recommend the merger.

  Governance

          Will the combined company have a better or worse governance profile than the respective current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

ISS Analytical Focus

The case-by-case basis is the appropriate and correct approach to analyzing M&A, but the emphasis of any ISS analysis will be first and foremost on shareholder value. ISS recognizes the importance of other factors, including corporate governance, to our clients, yet cases where corporate governance dominates an M&A vote decision will be rare.

Moreover, ISS cannot hold itself out as an industry expert. Any ISS analysis of strategic rationale will be limited to general comments on the typical strategic rationales themselves (e.g., economies of scale, aggressive/conservative synergy assumptions, horizontal vs. vertical vs. conglomerate mergers, etc.).

In short, our vote recommendation will be based on an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. However, our research product can be distinguished from traditional brokers’ analysis by the inclusion of intelligent discussions, where appropriate, of such ancillary factors.

ISS' 2012 Singapore Proxy Voting Guidelines	-8-

ISS	www.issgovernance.com

If the shareholder value is indeed fair, then all the other considerations listed above (e.g., conflicts, process, etc.) become secondary. However, negative factors may indicate that the valuation of a proposed transaction is not in fact “fair.” For example, a poor process can lead to a less than ideal valuation, or excessive change-in-control payments may transfer some of the rightful value due shareholders to conflicted insiders. In these cases, ISS will scrutinize a deal’s valuation more closely to determine whether it is fair to shareholders despite the applicable negative ancillary factors. A transaction can be fair from a valuation standpoint despite being “unfair” in other aspects. In such cases, shareholder value is the trump card.

Asset Divestments/Purchases

Divestments

In reviewing asset sale proposals, shareholders should look for potential elimination of diseconomies and examine the value received for the asset. To assist in this regard, asset sale proposals may be accompanied by an investment bank's opinion. Shareholders should also examine the proposal for evidence that the asset was shopped around and that the deal terms were negotiated at arms-length.

Vote recommendations on asset sales will be determined on a case-by-case basis after considering:

  Impact on the balance sheet/working capital;

  Potential elimination of diseconomies;

  Anticipated financial and operating benefits;

  Anticipated use of funds;

  Value received for the asset; accountants’ report; fairness opinion (if any);

  How the deal was negotiated; and

  Conflicts of interest.

Asset Purchases

As with disposals, vote recommendations on asset sales will be determined on a case-by-case basis taking into account:

  Purchase price, including earnout and contingent payments;

  Independent accountants’ report;

  Fairness opinion (if any);

  Financial and strategic benefits;

  How the deal was negotiated;

  Conflicts of interest;

  Other alternatives for the business; and

  Noncompletion risk (company's going concern prospects, possible bankruptcy).

ISS' 2012 Singapore Proxy Voting Guidelines	-9-

ISS	www.issgovernance.com

Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any o ther damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

ISS' 2012 Singapore Proxy Voting Guidelines	-10-

2012 Australian Proxy Voting Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS' 2012 Australian Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2011

Published Dec. 19, 2011

The following guidelines apply to ASX-registered issuers and those entities listed on the ASX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in Australia typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2012 AGM season, these guidelines may be amended accordingly.

INTRODUCTION	4

Overview	4

GENERAL	5

Company Name Change	5

Significant Change in Activities	5

Capital Structure	5

Multiple Voting Rights	5

Non-Voting Shares	5

Mergers and Demergers	6

Financial Statements	6

SHARE CAPITAL	7

Reduction of Share Capital: Cash Consideration Payable to Shareholders	7

Reduction of Share Capital: Absorption of Losses	7

Buybacks	7

Issue of Shares (Placement): Advance Approval	7

Issue of Shares (Placement): Retrospective Approval	8

BOARD OF DIRECTORS	9

Director Age Limits	9

Alteration of the Number of Directors	9

Classification of Directors	9

Election of Directors	11

Combination of CEO and Chairperson	12

Removal of Directors	12

REMUNERATION	13

ISS' 2012 Australian Proxy Voting Guidelines	-2-

Remuneration Report	13

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap	13

Remuneration of Non-Executive Directors: Approval of Share Plan	14

Remuneration of Executive Directors: Share Incentive Schemes	14

Remuneration of Executives: Options and Other Long-Term Incentives	14

Long-Term Incentive Plan Amendments	17

Termination benefit approvals	17

AUDITORS	19

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration	19

Appointment of a New Auditor	19

MISCELLANEOUS	20

Constitutional Amendment	20

Renewal of "Proportional Takeover" Clause in Constitution	20

DISCLOSURE/DISCLAIMER	21

ISS' 2012 Australian Proxy Voting Guidelines	-3-

INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies.1 As such, they are entitled to assess every resolution which seeks their approval in terms of how it affects their interests as the owners o f the company.

Overview

Regularly occurring agenda items include:

  Consideration of the financial statements and reports (not normally a voting item);

  Election of directors;

  Non-binding vote on the remuneration report;

  Approving issue of options (or other equity securities) to directors;

  Approving an increase in the aggregate non-executive director fee cap;

Approving changes to the company's constitution (requiring a 75-percent majority of votes cast).

________________________

 1The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

ISS' 2012 Australian Proxy Voting Guidelines	-4-

GENERAL

Company Name Change

ISS Recommendation: Generally, FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses and activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company's identity and activities.

Significant Change in Activities

ISS Recommendation: Generally, FOR

ISS generally recommends FOR resolutions to change the nature or scale of business activities (ASX Listing Rule 11.1) provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

Capital Structure

Capital structures are generally non-contentious in Australia. Each fully paid ordinary share carries one vote on a poll and equal dividends. Partly paid shares, which are rare, normally carry votes proportional to the percentage of the share paid- up.  Companies may also issue redeemable shares, preference shares, and shares with special, limited, or conditional voting rights. Shares with differing amounts of votes constitute different classes of shares, but, in practice, shares with limited or enhanced voting rights are seldom, if ever, seen in Australia outside of a handful of externally managed infrastructure entities.

Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

ISS will recommend AGAINST proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposals on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend towards higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

ISS will recommend FOR proposals to create a new class of non-voting or subvoting shares only if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

ISS' 2012 Australian Proxy Voting Guidelines	-5-

Mergers and Demergers

ISS Recommendation for introduction: CASE-BY-CASE

ISS will generally recommend FOR mergers and acquisitions, and demergers/spinoffs, unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

  The company's structure following the acquisition or merger does not reflect good corporate governance;

  There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer.

ISS will recommend AGAINST if the company does not provide sufficient information upon request to make an informed voting decision.

Financial Statements

ISS Recommendation: Generally, FOR

ISS will recommend FOR approval of financial statements and director and auditor reports, unless:

  There are concerns about the accounts presented or the audit procedures used;

  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Australian companies are not required to submit their annual accounts and reports to a shareholder vote.

ISS' 2012 Australian Proxy Voting Guidelines	-6-

SHARE CAPITAL

Reduction of Share Capital: Cash Consideration Payable to Shareholders

ISS Recommendation: Generally, FOR

A company's decision to reduce its share capital, with an accompanying return of funds to shareholders, is usually part of a capital-management strategy. It is commonly an alternative to a buyback or a special dividend.

Such a reduction is normally effected proportionately against all outstanding capital, and therefore does not involve any material change relative to shareholder value. Thus, ISS generally recommends that shareholders vote for these proposals.

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

This type of capital reduction does not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Buybacks

ISS Recommendation: Generally, FOR

ISS generally recommends FOR requests to repurchase shares, unless:

  There is clear evidence available of past abuse of this authority;

  It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

ISS considers the following conditions in buyback plans: limitations on a company's ability to use the plan to repurchase shares from third parties at a premium; limitations on the exercise of the authority to thwart takeover threats; and a requirement that repurchases be made at arm's-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. ISS considers that when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the "15-percent-in-12-months" cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company.

ISS' 2012 Australian Proxy Voting Guidelines	-7-

Vote CASE-BY-CASE on all requests taking into consideration:

  Dilution to shareholders;

  In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, ISS routinely supports issuance requests without preemptive rights for up to 20 percent of a company's outstanding capital;

  Discount/premium in purchase price to the investor;

  Use of proceeds;

  Any fairness opinion;

  Results in a change in control;

  Financing or strategic alternatives explored by the company;

  Arms-length negotiations;

  Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

Australian companies routinely seek approval of previous share distributions. As long as the prior issuances conform to ISS guidelines on share issuances in terms of dilution (see above), we routinely recommend in favor of such proposals.

ISS' 2012 Australian Proxy Voting Guidelines	-8-

BOARD OF DIRECTORS

Director Age Limits

ISS Recommendation: Generally, AGAINST

The Australian Corporations Act no longer includes an age limit for directors of public companies. ISS supports resolutions seeking to remove the age limitation contained in companies' constitutions in order to bring them in line with the Australian Corporations Act.

ISS considers that age should not be the sole factor in determining a director's value to a company. Rather, each director's performance should be evaluated on the basis of their individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, ISS does not consider they should be disqualified from remaining in office.

Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The Australian Corporations Act requires a minimum of three directors for public companies. There is no maximum limit set out in the Act, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size.

ISS generally recommends AGAINST resolutions that seek to remove any maximum limit on board size.

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders' interests, as this tactic could be used to thwart a takeover that is in shareholders' interests.

Classification of Directors

ISS classifies directors as executive, non-independent non-executive, or independent non-executive. ISS' definition of an independent director uses the Financial Services Council (FSC, formerly the Investment and Financial Services Association or IFSA) definition as its core. The FSC definition closely reflects the definition used by the ASX Corporate Governance Council. The FSC defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

  Does not have a material contractual relationship with the corporate group;

  Is free from any other interest and any business or other relationship with the corporate group.

ISS' 2012 Australian Proxy Voting Guidelines	-9-

ISS interprets this definition as follows:

Substantial Shareholders

  A “substantial” shareholder is a shareholder controlling 5 percent or more of the voting rights in the company.

  Where a person is a non-executive director of a substantial shareholder, he or she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he or she is classified as non-independent.

Former Executives

  The three-year rule is treated as a genuine “cooling off” period. Therefore, a non-executive director is treated as affiliated if he or she has previously been employed in an executive capacity by the company or another group member, and there was not a period of at least three years between ceasing such employment and serving on the board.

Advisers, Suppliers, Customers

  Where a person is a non-executive director of a material adviser/supplier/customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he or she is classified as independent (unless a separate reason exists for classifying as non-independent).

  The materiality threshold for transactions is A$500,000 per annum for large advisers/suppliers/customers and A$50,000 per annum for small advisers/suppliers/customers. “Large” advisers include all major law, accounting and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

Residual

  A company founder is classified as non-independent under the “residual” category (other interests or relationships) even if he or she is no longer a substantial shareholder.

  A relative of a substantial shareholder, or of a current or former executive, is classified as non-independent under the residual category.

  If the company's annual report classifies a director as non-independent without further information, he or she is classified as non-independent under the residual category.

  There is no hard and fast rule about tenure (length of time on the board) impacting independence. However, a non-executive director who has served 20 or more years would be classified as non-independent under the residual category.

ISS' 2012 Australian Proxy Voting Guidelines	-10-

Election of Directors

ISS considers the overall composition of the board, and of the audit, remuneration, and nomination committees, as well as individual directors' attendance records.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of their (re)election. Examples of circumstances where ISS will consider recommending AGAINST a director's (re)election, regardless of board composition, are when a director has had significant involvement with a failed company and/or where a director has in the past appeared not to have acted in the best interests of all shareholders.

Where there is a majority-independent board (greater than 50 percent), ISS will recommend FOR the (re)election of a board-nominated director unless:

  He or she is executive and chairperson, and no "lead director" has been appointed from among the independent directors (recommend AGAINST; but if he or she is company founder and integral to the company, recommend FOR);

  He or she is executive (but not the CEO) and is on the audit committee (recommend AGAINST);

  He or she is non-independent due to being a former partner or employee of the company's auditor, and is on audit committee (recommend AGAINST);

  He or she is executive (but not the CEO) and is on the remuneration committee, and the remuneration committee is not majority-independent (recommend AGAINST);

  He or she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend AGAINST);

  He or she sits on more than five other listed company boards (counting a chair as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend AGAINST, in the absence of exceptional circumstances).

Where there is not a majority-independent board (less than or equal to 50 percent):

  Generally recommend AGAINST executive directors (except the CEO and founders integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in Australia for senior executives to be invited to board meetings to make presentations and answer questions;

  Recommend AGAINST a representative of a substantial shareholder on a board where the reason independent directors constitute a minority of the board is because of a preponderance of executive directors and representatives of one substantial shareholder. In these cases, ISS will recommend against only one representative of the substantial shareholder (typically, the director with the worst attendance record);

  Recommend AGAINST any director who is non-independent due to being a former partner or employee of the company's auditor, and is on the audit committee;

  Recommend AGAINST any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

  Recommend AGAINST any director who sits on more than five other listed company boards (counting a chair as equivalent to 2 board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies, unless exceptional circumstances exist.

ISS' 2012 Australian Proxy Voting Guidelines	-11-

Recommend AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend AGAINST directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Combination of CEO and Chairperson

ISS Recommendation: CASE-BY-CASE

ISS supports the separation of the roles of chairperson and CEO in principle but acknowledges that there may be certain mitigating factors to counterbalance a board structure where the roles are combined, such as the appointment of a lead director. ISS also considers companies should be allowed the discretion in exceptional circumstances to temporarily combine the roles if adequate justification is provided. If the company combines these two positions into one person, then the company must provide for adequate control mechanisms.

Removal of Directors

ISS Recommendation: CASE-BY-CASE

The major decision factors are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders.

ISS' 2012 Australian Proxy Voting Guidelines	-12-

REMUNERATION

Remuneration Report

ISS Recommendation: CASE-BY-CASE

ISS' approach is to ascertain, from the remuneration report, the key positive and negative features of the company's approach to executive and non-executive remuneration, and then make a voting recommendation after balancing those positive and negative features. An assessment is made of both (a) the way in which the company pays its executives and non-executive directors and (b) the adequacy and quality of the company's disclosure.

In relation to (a), ISS' approach to long-term incentive plans and option plans is covered in “Remuneration of Executives: Options and Other Long-Term Incentives” below.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

When assessing requests for an increase in the fee cap, ISS applies a case-by-case approach taking into account the following factors:

  The size of the proposed increase;

  The level of fees compared to those at peer companies;

  The explanation the board has given for the proposed increase;

  Whether the company has discontinued retirement benefits;

  The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

  The company’s policy and practices on non-executive director remuneration, including equity ownership;

  The number of directors presently on the board and any planned increases to the size of the board;

  The level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, recommend AGAINST the increase. ISS also will recommend AGAINST a fee cap increase where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

ISS' 2012 Australian Proxy Voting Guidelines	-13-

Remuneration of Non-Executive Directors: Approval of Share Plan

ISS Recommendation: Generally, FOR

This type of resolution seeks shareholder approval for the company's non-executive directors to receive some of their fees in the form of shares rather than cash. The reason for the resolution is that listed companies can only issue equity securiti es to directors if shareholders approve such issuances in advance (Listing Rule 10.14).

The ISS recommendation in such cases is generally FOR because all three key sets of guidelines in Australia (ASX Corporate Governance Council, FSC, and those of the Australian Council of Super Investors - ACSI) support companies taking steps to encourage non-executive directors to acquire a material shareholding.

Remuneration of Executive Directors: Share Incentive Schemes

ISS Recommendation: CASE-BY-CASE

ISS takes a similar approach to share incentive schemes as it does to share option plans (see “Remuneration of Executives: Options and Other Long-Term Incentives” below).

Share incentive schemes in Australia usually provide for “performance rights,” “performance shares,” “conditional rights,” or similar instruments, all of which are economically zero exercise price options (ZEPOs).

A smaller number of share incentive schemes are structured as loan-funded share plans.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

In Australia, there is no statutory or listing rule requirement for companies to put share option plans or other long-term incentive plans before shareholders for approval. Some companies choose to seek shareholder approval of a plan so that options or other equity instruments issued under it do not count towards the “15 percent in 12 months” dilution cap (see “Issue of Shares (Placement): Advance Approval”, above).

Under ASX Listing Rule 10.14, companies must seek shareholder approval for any grant of options or shares to a director. However, there is a carve-out for grants of shares where those shares were purchased on-market rather than being newly issued. This carve-out was introduced in a controversial amendment to Listing Rule 10.14 in October 2005. In ISS' view - reflecting the views of many institutional investors in Australia - the carve-out is inappropriate, and long-term incentive grants of shares to executive directors should be put to shareholders for a vote, regardless of whether the shares are newly issued or purchased on market. If a company utilizes the Listing Rule 10.14 carve-out, this is treated as a negative factor in ISS' assessment of the Remuneration Report.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise Price

  Option exercise prices should not be at a discount to the market price at the grant date. (Many Australian companies now issue performance rights or performance shares, which are ZEPOs. These are not treated as “discounted” options, but the following requirements in terms of vesting period, performance hurdles, etc, apply equally.)

  Plans should not allow the repricing of underwater options.

ISS' 2012 Australian Proxy Voting Guidelines	-14-

Vesting Period

  Should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is too short).

Performance Hurdles

  Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share: EPS).

  Where a relative hurdle is used (comparing the company's performance against a group of peers or against an index), no vesting should occur for submedian performance, and the peer group should be defensible (e.g. not too small, and not “cherry picked”).

  A sliding-scale hurdle – under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

  Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share-price hurdle is set at a significantly higher level than the prevailing share price, then the hurdle may not be particularly stretching if the option has a long life and there are generous retesting provisions.

  An accounting-related hurdle does not necessarily require that shareholder value be improved before the incentive vests. In other words, with an accounting performance hurdle, it is possible for incentives to vest – and executives to be rewarded – without any medium to long-term improvement in shareholder return having been delivered. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) ZEPOs. Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at the grant date for the executive to have an incentive to exercise. ZEPOs have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are ZEPOs, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than ZEPOs, are being granted.

  For an EPS target to be sufficiently stretching, the target should specify a hurdle that will require EPS to have grown significantly. In assessing whether an EPS hurdle is sufficiently stretching for a particular company, ISS will consider the EPS forecasts for a particular company produced and published by analysts and any earnings guidance provided by management. If a sliding-scale EPS hurdle is used, a significant proportion of the options should vest only for EPS performance that exceeds consensus analyst forecasts.

ISS' 2012 Australian Proxy Voting Guidelines	-15-

Retesting

  A retest is where the performance hurdle has not been achieved during the initial vesting period, and the plan permits further testing of the performance hurdle on a later date or dates. Many investors in markets like the U .K. do not support retesting of performance criteria on share options or other share-based incentive awards, arguing that retesting undermines the incentive value of such awards. However, such provisions have not been uncommon in the Australian market. At the same time, however, as companies have moved towards annual grants of awards that mitigate the concerns over “cliff-vesting” and the increasingly held view among institutions that retesting does not constitute best practice, companies are encouraged to review such practices and move towards reducing the number of retests to a small number, if not eliminating retesting altogether.

  In cases where retesting exists, ISS will evaluate the type of retesting, either fixed-base or rolling, and the frequency of the retesting. (Fixed-base testing means performance is always tested over an ever-increasing period, starting from grant date. This is less concerning than retesting from a rolling start date.) Where a company has a particularly generous retesting regime, and has not committed to reduce the number of retests to a small number, ISS will recommend AGAINST a resolution to approve the scheme in question, or a grant of options/rights under the scheme. This may also lead to an AGAINST recommendation on the remuneration report, depending on other aspects of executive and non-executive pay. In the case of new plans, ISS considers that companies should not include retesting provisions as a matter of best practice, but will take a case-by-case approach in such instances.

Transparency

  Methodology for determining exercise price should be disclosed.

  Shareholders should be presented with sufficient information to determine whether the scheme will reward superior future performance.

  Proposed volume of securities which may be issued should be disclosed to enable shareholders to assess dilutionary impact.

  Time restrictions before options can be exercised should be disclosed.

  Any restrictions on disposing of shares received should be disclosed.

  Full cost of options to the company should be disclosed.

  Method used to calculate cost of options should be disclosed, including any discount applied to account for the probability of equity incentives not vesting.

  Method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders' Equity

  Aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

  Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

ISS' 2012 Australian Proxy Voting Guidelines	-16-

Eligibility for Participation in the Scheme

  Scheme should be open to all key executives.

  Scheme should not be open to non-executive directors.

Other

  Plans should include reasonable change-in-control provisions (i.e. pro rata vesting time and size of awards).

  Plans should include "good" leaver/"bad" leaver provisions to minimize excessive and unearned payouts (see below for a discussion of ISS specific approach to resolutions seeking approval for termination benefits to executives generally and under equity plans).

In summary, ISS generally opposes plans, and proposed grants under plans, if any of the following apply:

  Exercise price is discounted;

  Vesting period is too short;

  Performance hurdles are not sufficiently demanding (although ISS will take into account whether the plan is used for a wide group of employees in evaluating performance hurdles under a particular plan) ;

  Extensive retesting of performance criteria is permitted over an extended time period if the original performance criteria are not met during the initial testing period;

  Plan allows for excessive dilution;

  Company failed to disclose adequate information regarding any element of the scheme.

Long-Term Incentive Plan Amendments

ISS recommendation: CASE-BY-CASE

When evaluating amendments to existing plans ISS initially uses its long-term incentive plan guidelines (see above). ISS then determines if the amendment is improving/removing negative features or if it is exacerbating such features. If the amendment is eliminating negative features, the amendment could potentially be supported. However, if the amendment is neutral, ISS would recommend AGAINST the amendment to express dissatisfaction with the underlying terms of the plan.

ISS' 2012 Australian Proxy Voting Guidelines	-17-

Termination benefit approvals

ISS recommendation: CASE-BY-CASE

Amendments to the Australian Corporations Act in November 2009 capped allowable (i.e. without shareholder approval) "termination benefits" to senior executives at 12 months' base pay. Formerly the Corporations Act required shareholder approval only where the termination payment was in excess of seven times total remuneration. Companies are able to seek approval of such payments, including benefits from unvested equity grants on termination, in advance including by seeking general approval for vesting of equity incentives on termination under a specific equity plan.

ISS will generally recommend AGAINST resolutions seeking approval of termination payments for executives in excess of the statutory maximum (i.e. 12 months' base pay), except where there is clear evidence that the termination payment would provide a benefit to shareholders.

In cases where approval is sought for termination benefits under any equity plan, vote FOR the provision of termination benefits under the plan in excess of 12 months' base salary, only if the approval is for three years or less and no vesting without satisfaction of sufficiently demanding performance hurdles is permitted.

ISS' 2012 Australian Proxy Voting Guidelines	-18-

AUDITORS

Reappointment of Auditor, and Authorization for the Directors to Set Auditor's Remuneration

ISS Recommendation: Generally, FOR

This type of resolution is not required under Australian law, and so it arises for ASX-listed companies that are incorporated in the United Kingdom, Papua New Guinea, and other countries where annual reappointment of the auditor is a statutory requirement.

ISS will recommend FOR appointment of auditors and authorizing the board to fix their remuneration, unless:

  There are serious concerns about the accounts presented or the audit procedures used;

  Non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

Appointment of a New Auditor

ISS Recommendation: Generally, FOR

Whenever an Australian public company changes its auditor during the year, it is required to put the auditor up for election by shareholders at the next AGM. Often a new auditor is selected by the board during the year and may or may not have started work by the time the shareholders vote on its election.

Unless there is some compelling reason why a new auditor selected by the board should not be endorsed, the recommendation is FOR. A compelling reason might be a past association as auditor during a period of financial trouble.

ISS' 2012 Australian Proxy Voting Guidelines	-19-

MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company's constitution are required to be approved by a special resolution (75-percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and ASX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

Renewal of "Proportional Takeover" Clause in Constitution

ISS Recommendation: Generally, FOR

The Australian Corporations Act allows a company to include in its constitution a clause which requires shareholder approval for a proportional (partial) takeover offer to be made. Under this type of clause, a proportional takeover offer cannot proceed to be mailed out to shareholders until after the company has held a general meeting at which shareholders vote on whether to allow the offer to be made. The clause can remain in the constitution for a maximum of three years. It is standard practice among ASX-listed companies to ask their shareholders to reinsert the clause into the constitution, at every third AGM. The clause cannot be used as a management entrenchment device given that if a shareholder meeting to vote on the approval of the making of a proportional bid is not held within 14 days of the bid expiry deadline, allowing the bid to be made will be taken as approved.

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ISS' 2012 Australian Proxy Voting Guidelines	-20-

DISCLOSURE/DISCLAIMER

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (“ISS”), its subsidiaries, or, in some cases third party suppliers.  The Information may not be reproduced or redisseminated in whole or in part without prior written permission of ISS.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body.  None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits) or any other damages even if notified of the possibility of such damages.  The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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ISS' 2012 Australian Proxy Voting Guidelines	-21-

2012 New Zealand Proxy Voting Guidelines

December 19, 2011

Institutional Shareholder Services Inc.

Copyright © 2011 by ISS

www.issgovernance.com

ISS' 2012 New Zealand Proxy Voting Guidelines

Effective for Meetings on or after October 1, 2011

Published Dec. 19, 2011

The following guidelines apply to NZSX-registered issuers and those entities listed on the NZSX and domiciled in countries not covered by a separate ISS policy. Furthermore, ISS notes that proxy season for annual general meetings (“AGMs”) in New Zealand typically occurs in the October-November timeframe. As such, in light of any potential policy changes that may occur for this market prior to the upcoming 2012 AGM season, these guidelines may be amended accordingly.

INTRODUCTION	4
Disclosure	4

BOARD OF DIRECTORS	5
Director Age Limits	5
Alteration of the Number of Directors	5
Classification of Directors	6
Election of Directors	8
Removal of directors	9

GENERAL	10
Company Name Change	10
Significant Change in Activities	10

CAPITAL STRUCTURE	11
Multiple Voting Rights	11
Non-Voting Shares	11

MERGERS AND DEMERGERS	12

SHARE CAPITAL	13
Reduction of Share Capital: Absorption of Losses	13
Issue of Shares (Placement): Advance Approval	13
Issue of Shares (Placement): Retrospective Approval	14

REMUNERATION	15
Remuneration of Non-executive Directors – Increase in Aggregate Fee Cap	15
Remuneration of Non-executive Directors – Issue of options	15

ISS' 2012 New Zealand Proxy Voting Guidelines	-2-

Transparency of CEO incentives	16

Remuneration of Executives: Options and Other Long-Term Incentives	16
Exercise price	16
Vesting period	16
Performance hurdles	16
Dilution of existing shareholders’ equity	18
Level of reward	18
Who can participate in the scheme?	18
Other	19

Remuneration: Shareholder resolutions	19

MISCELLANEOUS	20

Constitutional Amendment	20

DISCLOSURE/DISCLAIMER	21

ISS' 2012 New Zealand Proxy Voting Guidelines	-3-

INTRODUCTION

The principle underpinning all ISS' recommendations is that shareholders are the owners of listed companies.1 As such, they are entitled to assess every resolution which seeks their approval in terms of how it affects their interests as the owners of the company.

Disclosure

Shareholders in listed companies are entitled to clear and meaningful disclosure of company finances, the names, roles, and experience of directors and senior management, and the remuneration paid to directors, auditors, and executives, as well as any other transactions between the company and associates of its management.

In addition, shareholders as owners should receive information on the internal and external governance mechanisms of a company, including the details of membership of board committees, attendance at board and committee meetings by directors, and disclosure of committee charters and/or responsibilities. Adequate disclosure on governance mechanisms includes the disclosure of the number of votes cast FOR, AGAINST, and ABSTAIN on particular resolutions at company meetings.

In the absence of such disclosures, shareholders will lack sufficient information to assess how their interests as owners are being safeguarded. In cases where disclosure is generally inadequate, ISS will consider on a case-by-case basis recommending AGAINST resolutions such as the election of directors, especially the chairperson, the acceptance of financial statements, and, where necessary and appropriate, any other resolution.

______________________

1 The same principles will be applied to listed entities that are not ‘pure’ companies, such as trusts and stapled securities.

ISS' 2012 New Zealand Proxy Voting Guidelines	-4-

BOARD OF DIRECTORS

In assessing resolutions concerning directors, ISS will consider the following:

  Directors are the stewards of the shareholders’ company;

  As such, directors should act in the interests of the company;

  Directors are best placed to provide oversight of the management and operations of a company;

  Directors should be responsive to the wishes of the shareholders whose interests they serve.

As a general principle, ISS supports boards having a majority of independent non-executive directors with an independent chairperson. However, ISS acknowledges there will be cases where it is in the best interests of the company for a board not to comprise a majority of independent directors, and will assess all resolutions concerning the election of directors on a case-by-case basis.

Director Age Limits

ISS Recommendation: Generally, AGAINST

There is no requirement in the NZ Companies Act for directors to retire at a certain age. ISS supports resolutions seeking to remove age limitations from company constitutions.

ISS does not consider that age should be the sole factor in determining a director’s value to a company. Rather, each director’s performance should be evaluated on the basis of their individual contribution and experience. As long as directors are able to fulfill their fiduciary responsibility to shareholders, we do not believe they should be disqualified f rom remaining in office.

Alteration of the Number of Directors

ISS Recommendation: CASE-BY-CASE

The NZSX Listing Rules require a minimum of three directors for public companies. There is no maximum limit, although company constitutions may set a maximum limit. ISS considers these proposals on a case-by-case basis, but is generally supportive of resolutions that set a maximum limit on board size. ISS will generally recommend AGAINST resolutions that seek to remove any maximum limit on board size.

ISS' 2012 New Zealand Proxy Voting Guidelines	-5-

All proposals to alter board size during a proxy fight or other possible contests for control should be opposed. Allowing directors to alter the terms of a contest while it is under way is not in shareholders’ interests, as this tactic could be used to thwart a takeover that is in shareholders’ interests.

Classification of Directors

Directors are classified as (i) executive, (ii) non-independent non-executive, or (iii) independent non-executive. The ISS definition of an independent director uses the ASX Corporate Governance Council’s definition as its core. The ASX Council definition is used because many NZ companies are listed on the ASX and in turn a substantial part of the NZX 50 consists of ASX-listed companies. The ASX definition is similar to the definition adopted by the NZSX Listing Rules of an indepen dent director but is more specific and in some cases more stringent. It defines an independent director as a non-executive director who:

  Is not a substantial shareholder (or an executive or associate of a substantial shareholder) of the company;

  Has not within the last three years been employed by the company in an executive capacity, or been a director after ceasing to hold any such employment;

  Has not within the last three years been a principal or employee of a material professional adviser or material consultant to the corporate group;

  Is not a material supplier/customer of the corporate group (or an executive or associate of a material supplier/customer);

  Does not have a material contractual relationship with the corporate group;

  Has not served on the board for a period which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company;

  Is free from any other interest and any business or other relationship with the corporate group. ISS interprets this definition as follows:

Substantial shareholders

  A "substantial" shareholder is a shareholder controlling 5 percent or more of the voting rights in the company. This is in accordance with the NZ Securities Markets Act.

  Where a person is a non-executive director of a substantial shareholder, he/she is classified as independent (unless a separate reason exists for classifying as non-independent). However, if the person is specifically designated as a representative of the substantial shareholder, he/she is classified as non-independent.

  A company founder is classified as non-independent even if no longer a substantial shareholder.

  A relative of a substantial shareholder is also classified as non-independent.

ISS' 2012 New Zealand Proxy Voting Guidelines	-6-

Former executives

  The three-year rule is treated as a ‘cooling off’ period. Therefore, where an executive joins the board (as a non-executive) on retirement from executive office, or stays on the board (as a non-executive) after retiring from executive office, he/she is classified as non-independent for so long as they remain on the board.

  A relative of a current or former executive is also considered to be non-independent.

Advisers, suppliers, customers

  Where a person is a non-executive director of a material adviser/supplier/ customer, and not a major shareholder (or partner) in the material adviser/supplier/customer, he/she is classified as independent (unless a separate reason exists for classifying them as non-independent).

  The materiality threshold for transactions is NZ$250,000 per annum for large advisers/suppliers/customers and NZ$25,000 per annum for small advisers/suppliers /customers. ‘Large’ advisers include all major law, accounting and investment banking firms. These thresholds are assessed by looking at transactions during the two most recent financial years.

Tenure

  ISS classifies a non-executive director who has served 20 or more years as non-independent.

Miscellaneous

  If the company classifies a director as non-independent without further information, he/she is classified as non-independent under the ‘residual’ category.

ISS' 2012 New Zealand Proxy Voting Guidelines	-7-

Election of Directors

ISS looks at the overall composition of the board, and the audit, remuneration, and nomination committees and at directors’ attendance records (where provided) in assessing whether to support the election of board-endorsed directors. In doing so, ISS will bear in mind prevailing NZ board structures although as a general principle ISS supports audit, remuneration and nomination committees that have a majority of independent non-executive directors.

ISS will also consider the history of a particular director when deciding whether to recommend in favor of his or her (re)election. Examples of circumstances where ISS will consider recommending AGAINST a director’s election, regardless of board composition, is when a director has had a significant involvement with a failed company or where a director has in the past acted against the interests of all shareholders.

Where there is a majority-independent board (i.e. >50 percent) ISS will recommend FOR the (re)election of a board- nominated director unless:

  He/she is executive and chairperson, and there is no independent deputy chairperson or ‘lead independent director’ or other accountability mechanism (recommend AGAINST; but if he/she is the company founder and integral to the company: recommend FOR);

  He/she is executive (but not the CEO) and is on the audit committee (recommend AGAINST);

  He/she is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee (recommend AGAINST);

  He/she has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation (recommend AGAINST);

  He/she sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies (recommend AGAINST).

Where there is not a majority-independent board (i.e. ≤50 percent):

  Generally recommend AGAINST executive directors (except the CEO and/or a company founder who is integral to the company) because executives do not need to sit on the board for directors to access their expertise. It is common in New Zealand for senior executives to be invited to board meetings to make presentations and answer questions;

  Recommend AGAINST any director who is non-independent due to being a former partner or employee of the company’s auditor, and is on audit committee;

  Recommend AGAINST any director who has attended less than 75 percent of board and committee meetings over the most recent two years, without a satisfactory explanation;

  Recommend AGAINST any director who sits on more than five other listed company boards (counting chairing a company as equivalent to two board positions), or is an executive director and holds more than one non-executive directorship at unrelated listed companies;

ISS' 2012 New Zealand Proxy Voting Guidelines	-8-

  Recommend AGAINST a representative of a substantial shareholder on a board where independent directors constitute a minority of the board due to a preponderance of executive directors and substantial shareholder affiliates. In these cases, ISS will recommend against only one representative of the substantial shareholder.

Recommend AGAINST shareholder-nominated candidates who lack board endorsement, unless they demonstrate a clear ability to contribute positively to board deliberations.

Under extraordinary circumstances, recommend AGAINST directors individually, on a committee, or the entire board, due to:

  Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company; or

  Failure to replace management as appropriate; or

  Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Removal of directors

ISS Recommendation: CASE-BY-CASE

The major factors in considering such resolutions are:

  Company performance relative to its peers;

  Strategy of the incumbents versus the dissidents;

  Independence of directors/nominees;

  Experience and skills of board candidates;

  Governance profile of the company;

  Evidence of management entrenchment;

  Responsiveness to shareholders;

  Level of disclosure by company to shareholders.

ISS' 2012 New Zealand Proxy Voting Guidelines	-9-

GENERAL

Company Name Change

ISS Recommendation: Generally FOR

ISS views decisions about the company name as best left to management. Typically, name changes are proposed to align the company name more closely with its primary businesses activities and/or to simplify the company name. Such changes are usually made without detracting from market recognition of the company’s identity and activities.

Significant Change in Activities

ISS Recommendation: Generally FOR

ISS will generally recommend FOR resolutions to change the nature or scale of business activities (NZSX Listing Rule 9.1.1) so long as the notice of meeting and explanatory statement provides a sound business case for the proposed change.

ISS' 2012 New Zealand Proxy Voting Guidelines	-10-

CAPITAL STRUCTURE

Multiple Voting Rights

ISS Recommendation: Generally, AGAINST

Recommend AGAINST proposals to create a new class of shares with superior voting rights.

Shareholders are better off opposing dual-class proposal on the grounds that they contribute to the entrenchment of management and allow for the possibility of management acquiring superior voting shares in the future. Empirical evidence also suggests that companies with simple capital structures also tend towards higher valuation because they are easier for investors to understand.

Non-Voting Shares

ISS Recommendation for introduction: CASE-BY-CASE

ISS Recommendation for cancellation: Generally, FOR

Recommend FOR proposals to create a new class of non-voting or sub-voting shares only if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

ISS' 2012 New Zealand Proxy Voting Guidelines	-11-

MERGERS AND DEMERGERS

ISS Recommendation: CASE-BY-CASE

In evaluating mergers and demergers for which shareholder approval in a meeting is being sought, ISS will evaluate the terms of the offer principally on the basis of the returns such an offer provides for shareholders. However, governance issues around the merger or demerger offer will be considered relevant if they have the potential to materially affect shareholders’ rights.

Areas where such issues will be considered relevant include:

  Whether a merger is being conducted via the NZ Takeovers Code.

  Where a merger or demerger agreement includes significant penalties that will be triggered should shareholders not approve it (’break fees’).

Even where there are potential governance shortcomings in a proposed merger or de-merger, ISS may still recommend FOR the transaction on a ‘lesser of two evils’ basis, but may consider the conduct of the directors involved when assessing them as candidates for election to other boards.

As a general rule, however ISS will recommend FOR mergers and acquisitions and demergers/spinoffs unless:

  The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group.

  The company’s structure following the acquisition or merger does not reflect good corporate governance.

  Concerns exist that the negotiation process may have had an adverse impact on the valuation of the terms of the offer.

Recommend AGAINST if the company does not provide sufficient information upon request to make an informed voting decision.

ISS' 2012 New Zealand Proxy Voting Guidelines	-12-

SHARE CAPITAL

Reduction of Share Capital: Absorption of Losses

ISS Recommendation: Generally, FOR

These types of capital reduction do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. ISS usually supports such proposals as they are considered to be routine accounting measures.

Issue of Shares (Placement): Advance Approval

ISS Recommendation: CASE-BY-CASE

The NZSX Listing Rules, since changes adopted in April 2009, contain a general cap on non-pro-rata share issues of 20 percent of total equity over a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(a)(i) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

Recommend CASE-BY-CASE on all requests taking into consideration:

  Dilution to shareholders: In some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. ISS routinely recommends FOR issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

  The discount/premium in purchase price to the investor;

  The intended use of the proceeds;

  Any fairness opinion provided by the company;

  The impact of the issue on control of the company;

  The financing or strategic alternatives explored by the company;

  If the negotiations surrounding the placement were conducted at arms-length;

  The conversion rates on convertible equity (if applicable).

ISS' 2012 New Zealand Proxy Voting Guidelines	-13-

Issue of Shares (Placement): Retrospective Approval

ISS Recommendation: CASE-BY-CASE

Listing Rule 7.3.5(a)(iii) allows shareholders to vote to carve out from the ‘20-percent-in-12-months’ cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20 percent in 12 months cap for the company.

It is ISS policy to approve such proposals unless the prior issue does not conform to ISS guidelines on share issuance in terms of dilution.

ISS' 2012 New Zealand Proxy Voting Guidelines	-14-

REMUNERATION

In assessing executive and director remuneration, ISS’ over-riding consideration is how remuneration relates to shareholders’ interests, specifically:

  That remuneration for non-executive directors is sufficient to attract and retain high calibre board members, but is not structured in such a way as to compromise their ability to oversee the company;

  That remuneration for executive directors and executives is sufficient to attract and retain talented individuals but is not excessive compared to appropriate market standards;

  That a reasonable proportion of executive remuneration is linked to company performance, and a substantial portion of performance linked remuneration be linked to company performance over the medium- to long-term;

  That all remuneration paid to directors and senior executives is clearly disclosed, and enables shareholders to assess how this remuneration relates to company performance.

Remuneration of Non-executive Directors – Increase in Aggregate Fee Cap

ISS Recommendation: CASE-BY-CASE

This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to a company’s non-executive directors. It is a requirement of the NZSX Listing Rules that companies must obtain shareholder approval for any increase in the fee cap or alternatively, the individual remuneration paid to non-executive directors. Changes to the Listing Rules in April 2009 also allow the resolution authorising the directors’ remuneration to enable the directors to receive some or all of their fees in shares issued at the market price.

ISS takes into account the size of the proposed increase, the level of fees compared to those at peer companies and the explanation the board has given for the proposed increase.

ISS will generally recommend FOR any fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares. The NZSX Corporate Governance Code and investor governance guidelines worldwide support such schemes as increasing the alignment of interests between directors and shareholders.

Remuneration of Non-executive Directors – Issue of options

ISS Recommendation: Generally, AGAINST

This type of resolution seeks shareholder approval for the issue of options, or similar performance-linked securities, to non- executive directors. The NZSX Code encourages such schemes. However ISS will generally recommend AGAINST the issue of options to non-executive directors because issuing performance-linked equity incentives to directors may impair their ability to exercise independent judgment on behalf of investors. Investor governance standards such as the U.K. Combined Code and various Australian codes oppose the issue of options to non-executive directors. As noted elsewhere, outside of certain circumstances (such as very large equity issues), the NZSX Listing Rules no longer require shareholder approval for the issue of options to directors.

ISS' 2012 New Zealand Proxy Voting Guidelines	-15-

Transparency of CEO incentives

It is common in NZSX-listed companies for the CEO not to be a member of the board of directors. NZ-registered companies are only required to disclose the individual remuneration of directors, although since changes to the Listing Rules in April 2009 shareholders are no longer able to vote on proposals concerning the issue of options to directors. It is reasonable for shareholders to be able to assess the remuneration of the most senior member of management, and to be able to vote on any equity incentives that they may be offered.

On this basis, in circumstances where the CEO’s remuneration is not subject to any shareholder approval or scrutiny, ISS may consider recommending AGAINST the reelection of directors of a company who serve on the remuneration committee. This will only be done in cases where it appears that the CEO has been granted a substantial quantity of equity incentives.

This will be assessed on a case-by-case basis, and will only be considered in cases where there appears to be no credible alternate explanation for a CEO not being a member of the board. ISS acknowledges there are circumstances in which it may be appropriate for a CEO not to be a director and will take into account all relevant circumstances of a particular company before making such a recommendation.

Remuneration of Executives: Options and Other Long-Term Incentives

ISS Recommendation: CASE-BY-CASE

Under the NZSX Listing Rules, companies are able to issue securities to employees without shareholder approval so long as such issues do not exceed 3 percent of issued capital per annum. Since changes to the Listing Rules in April 2009, approval i s not required for the issue of securities to directors so long as the issue occurs under the general employee share plan limit and their participation is determined on the same basis as that of other employees. Certain NZ companies will continue to require shareholder approval of equity incentives for directors given they are also listed on the Australian Securities Exchange, where Listing Rule 10.14 requires prior approval for the issue of equity securities to a director under an employee incentive scheme.

ISS reviews long-term incentive plans and share option plans (and proposed grants of options and shares to particular directors) according to the following criteria:

Exercise price

  The exercise price for options should not be at a discount to market price at grant date (in the absence of demanding performance hurdles).

  Plans should not allow for the alteration of the terms of worthless options.

Vesting period

  There should be appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two years or less, this is generally considered too short).

Performance hurdles

  Generally, hurdles that relate to total shareholder return (TSR) (share price movement plus dividends and capital returns) are preferable to hurdles that specify an absolute share price target or an accounting measure of performance (such as earnings per share: EPS).

ISS' 2012 New Zealand Proxy Voting Guidelines	-16-

  Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance. ISS will consider the availability of an appropriate peer group for NZ based companies as a material factor in assessing relative benchmarks.

  The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies (such as the NZX50) is generally considered a sufficiently demanding hurdle.

  A sliding-scale hurdle – under which the percentage of options/rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of options vest once a single target is achieved.

  In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

  In considering whether an absolute share price target is sufficiently stretching, ISS will consider a company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

  The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

  ISS will support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

  Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

  Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

  For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

ISS' 2012 New Zealand Proxy Voting Guidelines	-17-

Retesting

  ISS does not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with NZ companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for ISS to recommend AGAINST a particular options grant on the basis of excessive retesting. However, ISS will continue to review NZ companies’ practices in this area with a view to considering the frequency of retesting in assessing grants sometime in the future.

  ISS will however generally recommend AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

  The methodology for determining exercise price of options should be disclosed.

  Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

  The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

  Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

  If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

  The method of purchase or issue of shares on exercise of options should be disclosed.

 Dilution of existing  shareholders’  equity

  The aggregate number of shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of reward

  The value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Who can participate in the scheme?

  The scheme should be open to all key executives.

  The scheme should not be open to non-executive directors.

ISS' 2012 New Zealand Proxy Voting Guidelines	-18-

Other

  Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

  Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

In summary, ISS will generally recommend AGAINST plans and proposed grants under plans, if any of the following apply:

  The company failed to disclose adequate information regarding any element of the scheme;

  The performance hurdles are not sufficiently demanding;

  The plan permits retesting of grants based on rolling performance;

  The plan allows for excessive dilution.

Remuneration: Shareholder resolutions

ISS will generally recommend FOR appropriately structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy. The NZ Companies Act and the NZSX Listing Rules do not presently require the disclosure of senior executives’ remuneration – beyond disclosure of the number of executives earning above NZ$100,000 per annum in bands of NZ$10,000 – or what part of executives’ remuneration is linked to performance.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

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MISCELLANEOUS

Constitutional Amendment

ISS Recommendation: CASE-BY-CASE

Proposals to amend the company’s constitution are required to be approved by a special resolution (75 percent majority of votes cast).

Proposals range from a general updating of various clauses to reflect changes in corporate law and NZSX Listing Rules, to complete replacement of an existing constitution with a new "plain language," and updated, version.

ISS will pay particular attention to the likely impact of any proposed amendment on the rights of shareholders, and will generally recommend AGAINST any amendment that reduces shareholder rights without adequate justification.

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DISCLOSURE/DISCLAIMER

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